[Conformed Copy]






         **************************************************************







                      AMENDED AND RESTATED CREDIT AGREEMENT

                                   dated as of

                                 March 18, 1998

                                     between

               INTERNATIONAL TELECOMMUNICATION DATA SYSTEMS, INC.

                     The SUBSIDIARY GUARANTORS Party Hereto

                            The LENDERS Party Hereto

                           FIRST UNION NATIONAL BANK,
                             as Administrative Agent

                          LEHMAN COMMERCIAL PAPER INC,
                                   as Arranger

                               -------------------
                                  $100,000,000
                               -------------------







         **************************************************************

                                TABLE OF CONTENTS

                  This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience of reference only.


                                                                                                               Page
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
Section 1.  Definitions and Accounting Matters....................................................................2
                  1.01     Certain Defined Terms..................................................................2
                  1.02     Accounting Terms and Determinations...................................................19
                  1.03     Classes and Types of Loans............................................................20

Section 2.  The Commitments, Loans, Notes and Prepayments........................................................20
                  2.01     Loans.................................................................................20
                  2.02     Borrowings............................................................................21
                  2.03     Changes of the Commitments............................................................22
                  2.04     Commitment Fee........................................................................22
                  2.05     Lending Offices.......................................................................22
                  2.06     Several Obligations; Remedies Independent.............................................22
                  2.07     Notes.................................................................................23
                  2.08     Optional Prepayments and Conversions or Continuations of
                           Loans.................................................................................24
                  2.09     Mandatory Prepayments and Reductions of Commitments...................................24
                  2.10     Loans under Existing Credit Agreement.................................................26

Section 3.  Payments of Principal and Interest...................................................................27
                  3.01     Repayment of Loans....................................................................27
                  3.02     Interest..............................................................................27

Section 4.  Payments; Pro Rata Treatment; Computations; Etc......................................................28
                  4.01     Payments..............................................................................28
                  4.02     Pro Rata Treatment....................................................................29
                  4.03     Computations..........................................................................30
                  4.04     Minimum Amounts.......................................................................30
                  4.05     Certain Notices.......................................................................30
                  4.06     Non-Receipt of Funds by the Administrative Agent......................................31
                  4.07     Sharing of Payments, Etc..............................................................32

Section 5.  Yield Protection, Etc................................................................................33
                  5.01     Additional Costs......................................................................33
                  5.02     Limitation on Types of Loans..........................................................35
                  5.03     Illegality............................................................................36




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                  5.04     Treatment of Affected Loans...........................................................36
                  5.05     Compensation..........................................................................37
                  5.06     U.S. Taxes............................................................................37

Section 6.  Guarantee............................................................................................39
                  6.01     The Guarantee.........................................................................39
                  6.02     Obligations Unconditional.............................................................39
                  6.03     Reinstatement.........................................................................40
                  6.04     Subrogation...........................................................................41
                  6.05     Remedies..............................................................................41
                  6.06     Instrument for the Payment of Money...................................................41
                  6.07     Continuing Guarantee..................................................................41
                  6.08     Rights of Contribution................................................................42
                  6.09     General Limitation on Guarantee Obligations...........................................42

Section 7.  Conditions...........................................................................................43
                  7.01     Initial Loan..........................................................................43
                  7.02     Initial and Subsequent Loans..........................................................44

Section 8.  Representations and Warranties.......................................................................44
                  8.01     Organization; Powers..................................................................44
                  8.02     Authorization; Enforceability.........................................................44
                  8.03     Approvals.............................................................................45
                  8.04     No Breach.............................................................................45
                  8.05     Financial Condition; No Material Adverse Change.......................................45
                  8.06     Properties............................................................................46
                  8.07     Litigation............................................................................47
                  8.08     Environmental Matters.................................................................47
                  8.09     Compliance with Laws and Agreements...................................................47
                  8.10     Investment Company Act................................................................48
                  8.11     Public Utility Holding Company Act....................................................48
                  8.12     Taxes.................................................................................48
                  8.13     ERISA.................................................................................48
                  8.14     True and Complete Disclosure..........................................................48
                  8.15     Use of Credit.........................................................................49
                  8.16     Material Agreements and Liens.........................................................49
                  8.17     Subsidiaries, Etc.....................................................................49
                  8.18     Solvency..............................................................................50
                  8.19     Property of Obligors located in Maryland and Texas....................................50
                  8.20     Year 2000 Analysis....................................................................50

Section 9.  Covenants of the Borrower............................................................................51
                  9.01     Financial Statements and Other Information............................................51
                  9.02     Notices of Material Events............................................................52




                                                                                                               Page
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                  9.03     Existence, Etc........................................................................53
                  9.04     Insurance.............................................................................54
                  9.05     Prohibition of Fundamental Changes....................................................54
                  9.06     Liens.................................................................................55
                  9.07     Indebtedness..........................................................................56
                  9.08     Investments...........................................................................57
                  9.09     Restricted Payments...................................................................57
                  9.10     Certain Financial Covenants...........................................................57
                  9.11     Hedging Agreements....................................................................58
                  9.12     Lines of Business.....................................................................58
                  9.13     Transactions with Affiliates..........................................................58
                  9.14     Restrictive Agreements................................................................59
                  9.15     Subsidiary Indebtedness...............................................................59
                  9.16     Use of Proceeds.......................................................................59
                  9.17     Certain Obligations Respecting Subsidiaries...........................................60
                  9.18     Modifications of Certain Documents....................................................61
                  9.19     Environmental Survey..................................................................61
                  9.20     Property of Obligors located in Maryland and Texas....................................61

Section 10.  Events of Default...................................................................................61

Section 11.  The Administrative Agent and the Arranger...........................................................65
                  11.01    Appointment, Powers and Immunities....................................................65
                  11.02    Reliance by Administrative Agent......................................................66
                  11.03    Defaults..............................................................................66
                  11.04    Rights as a Lender....................................................................67
                  11.05    Indemnification.......................................................................67
                  11.06    Non-Reliance on Administrative Agent, Arranger and Other
                           Lenders...............................................................................67
                  11.07    Failure to Act........................................................................68
                  11.08    Resignation or Removal of Administrative Agent........................................68
                  11.09    Consents under Other Loan Documents...................................................69
                  11.10    Arranger..............................................................................69

Section 12.  Miscellaneous.......................................................................................69
                  12.01    Notices...............................................................................69
                  12.02    Waiver................................................................................70
                  12.03    Amendments, Etc.......................................................................70
                  12.04    Expenses, Etc.........................................................................71
                  12.05    Successors and Assigns................................................................72
                  12.06    Assignments and Participations........................................................72
                  12.07    Survival..............................................................................75
                  12.08    Counterparts..........................................................................75
                  12.09    Governing Law; Submission to Jurisdiction.............................................75




                                                                                                               Page
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                  12.10    WAIVER OF JURY TRIAL..................................................................76
                  12.11    Captions..............................................................................76


EXHIBIT A-1 - Form of Revolving Credit Note
EXHIBIT A-2 - Form of Term Loan Note
EXHIBIT B - Form of Guarantee Assumption Agreement
EXHIBIT C - Form of Notice of Account Designation

         AMENDED AND RESTATED CREDIT AGREEMENT dated as of January 2, 1998, amended and restated as of March 18, 1998, between: INTERNATIONAL TELECOMMUNICATION DATA SYSTEMS, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto and each Subsidiary of the Borrower that becomes a "Subsidiary Guarantor" after the date hereof pursuant to Section 9.17(a) (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Borrower, the "Obligors"); each of the lenders that is a signatory hereto identified under the caption "LENDERS" on the signature pages hereto and each lender that becomes a "Lender" after the date hereof pursuant to Section 12.06(b) (individually, a "Lender" and, collectively, the "Lenders"); FIRST UNION NATIONAL BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"); and LEHMAN COMMERCIAL PAPER INC., a Delaware corporation, as arranger (in such capacity, the "Arranger").

         The Obligors, certain of the Lenders (the "Existing Lenders"), Lehman Commercial Paper Inc. as Administrative Agent for the Existing Lenders (the "Existing Administrative Agent") and the Arranger are parties to a Credit Agreement dated as of January 2, 1998 (as amended, supplemented and otherwise modified and in effect immediately prior to the Effective Date (as hereinafter defined), the "Existing Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made to the Borrower in an aggregate principal amount not exceeding $100,000,000.

         The Existing Administrative Agent, in its capacity as administrative agent for the Existing Lenders under the Existing Credit Agreement, proposes to assign and transfer under a separate assignment agreement (the "LCPI Assignment Agreement") to the Administrative Agent, and the Administrative Agent proposes to acquire and assume from the Existing Administrative Agent, all of the Existing Administrative Agent's rights, obligations and interest as such administrative agent under each of the Loan Documents (as defined in the Existing Credit Agreement) all as of the Effective Date. The parties also wish to amend the Existing Credit Agreement by, among other things, adding the New Lenders (as hereinafter defined), and by amending certain of the other provisions thereof and, in that connection, wish to amend and restate the Existing Credit Agreement in its entirety, it being the intention of the parties hereto that the loans outstanding on the Effective Date (as hereinafter defined) shall continue and remain outstanding and not be repaid on the Effective Date, but shall be assigned and reallocated among the Lenders as provided in Section
2.01 hereof.

         Accordingly the parties hereto hereby agree that the Existing Credit Agreement shall, as of the Effective Date (but subject to the satisfaction of the conditions precedent specified in Section 7.01 hereof), be amended and restated in its entirety as follows:

Section 1.  Definitions and Accounting Matters.

         1.01     Certain Defined Terms.

         As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

         "Acquisition" means the acquisition by the Borrower of all of the capital stock of Intelicom as described in the Acquisition Agreement.

         "Acquisition Agreement" means the Stock Purchase Agreement dated as of January 2, 1998 by and among the Borrower, Intelicom and CSC Domestic Enterprises, Inc.

         "Acquisition Documents" means the Acquisition Agreement and all documents, certificates and instruments delivered pursuant thereto.

         "Affiliate" means any Person that directly or indirectly controls, or is under common control with, or is controlled by, the Borrower. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person that owns directly or indirectly securities having 5% or more of the voting power for the election of directors or other governing body of a corporation or 5% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, (a) no individual shall be an Affiliate solely by reason of his or her being a director, officer or employee of the Borrower or any of its Subsidiaries and (b) none of the Wholly Owned Subsidiaries of the Borrower shall be Affiliates.

         "Applicable Lending Office" means, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office by which its Loans of such Type are to be made and maintained.

         "Applicable Margin" means, with respect to any Base Rate Loan or Eurodollar Loan, or with respect to the commitment fees payable hereunder, as the case may be, (a) during the initial Interest Accrual Period or should an Event of Default have occurred and be continuing, 1.250% in the case of ABR Loans, 2.250% in the case of

Eurodollar Loans and 0.500% with respect to the Commitment Fee Rate and (b) in all other cases, the rate per annum set forth below under the caption "Base Rate Margin", "Eurodollar Margin" or "Commitment Fee Rate", respectively, based on the Leverage Ratio for such Interest Accrual Period:

================================================================================
Leverage Ratio               Base Rate        Eurodollar           Commitment
                             Margin           Margin               Fee Rate
--------------------------------------------------------------------------------
Greater than or              1.250%           2.250%               0.500%
equal to 3.0 to 1
--------------------------------------------------------------------------------
Greater than or              1.000%           2.000%               0.375%
equal to 2.5 to 1
and less than 3.0
to 1
--------------------------------------------------------------------------------
Less than 2.5                0.750%           1.750%               0.375%
to 1
================================================================================

For purposes hereof, an "Interest Accrual Period" means (i) initially, the period commencing on the Closing Date to but not including the Quarterly Date falling on or nearest to June 30, 1998, and (ii) thereafter, the period commencing on a Quarterly Date to but not including the immediately following Quarterly Date.

         The Leverage Ratio for the initial Interest Accrual Period shall be determined on the basis of the certificate of a Financial Officer of the Borrower delivered pursuant to Section 7.01(d). The Leverage Ratio for any Interest Accrual Period after the initial Interest Accrual Period shall be determined on the basis of a certificate of a Financial Officer of the Borrower setting forth a calculation of the Leverage Ratio as at the last day of the fiscal quarter immediately preceding such Interest Accrual Period (i.e., the Leverage Ratio for the Interest Accrual Period commencing July 1, 1998 shall be determined on the basis of the Leverage Ratio as at March 31, 1998, the Leverage Ratio for the Interest Accrual Period commencing October 1, 1998 shall be determined on the basis of the Leverage Ratio as at June 30, 1998, and so forth), each of which certificates shall be delivered together with the financial statements for the fiscal quarter on which such calculation is based.

         Anything in this Agreement to the contrary notwithstanding, the Applicable Margin for Base Rate Loans, Eurodollar Loans and commitment fees shall be the highest rate per annum provided for above (i.e., 1.250%% with respect to Base Rate Loans, 2.250% with respect to Eurodollar Loans and 0.500% with respect to commitment fees) (i) during any period when an Event of Default shall have occurred and be continuing, or (ii) if a certificate of a Financial Officer of the

Borrower shall not be delivered as provided above prior to the beginning of any Interest Accrual Period.

         "Bankruptcy Code" means the Federal Bankruptcy Code of 1978, as amended from time to time.

         "Base Rate" means, for any day, a rate per annum equal to the higher of
(a) the Prime Rate for such day and (b) the Federal Funds Rate for such day plus 1/2 of 1%. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

         "Base Rate Loans" means Loans that bear interest at rates based upon the Base Rate.

         "Basic Documents" means, collectively, the Loan Documents and the Acquisition Documents.

         "Basle Accord" means the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, modified and supplemented and in effect from time to time or any replacement thereof.

         "Business Day" means any day (a) on which commercial banks are not authorized or required to close in Charlotte, North Carolina and (b) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a Conversion of or into, or an Interest Period for, a Eurodollar Loan or a notice by the Borrower with respect to any such borrowing, payment, prepayment, Conversion or Interest Period, that is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

         "Capital Expenditures" means, for any period, expenditures (including, without limitation, the aggregate amount of Capital Lease Obligations incurred during such period) made by the Borrower or any of its Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) during such period computed in accordance with GAAP.

         "Capital Lease Obligations" means, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "Casualty Event" means, with respect to any Property of any Person, any loss of or damage to, or any condemnation or other taking of, such Property for which such Person or any of its Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation.

         "Class" has the meaning assigned to such term in Section 1.03.

         "Closing Date" means the date upon which the initial Loans hereunder are made.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Commitments" means the Revolving Credit Commitments and the Term Loan Commitments.

         "Continue", "Continuation" and "Continued" refer to the continuation pursuant to Section 2.08 of a Eurodollar Loan from one Interest Period to the next Interest Period for such Loan.

         "Convert", "Conversion" and "Converted" refer to a conversion pursuant to Section 2.08 of one Type of Loans into another Type of Loans, which may be accompanied by the transfer by a Lender (at its sole discretion) of a Loan from one Applicable Lending Office to another.

         "Debt Incurrence" means the incurrence by the Borrower or any of its Subsidiaries after the Closing Date of any Indebtedness, other than Capital Lease Obligations and Indebtedness secured by Liens permitted by Section 9.06(h).

         "Debt Service" means, for any period, the sum, for the Borrower and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) all regularly scheduled payments or prepayments of principal of Indebtedness (including, without limitation, the principal component of any payments in respect of Capital Lease Obligations) made during such period plus (b) all Interest Expense for such period.

         "Default" means an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

         "Disposition" means any sale, assignment, transfer or other disposition of any Property (whether now owned or hereafter acquired) by the Borrower or any of its Subsidiaries to any other Person excluding any sale, assignment, transfer or other disposition of any Property sold or disposed of in the ordinary course of business

(including without limitation the sale or other disposition of worn-out or obsolete equipment) and on ordinary business terms.

         "Dollars" and "$" means lawful money of the United States of America.

         "EBITDA" means, for any period, the sum, for the Borrower and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) net operating income (calculated before taxes, Interest Expense, extraordinary and unusual items and income or loss attributable to equity in Affiliates) for such period plus (b) depreciation and amortization (to the extent deducted in determining net operating income) for such period, provided that, for the twelve-month period ending January 2, 1998, EBITDA will exclude corporate overhead charges allocated to TRIS by Intelicom in amounts reasonably determined by the Borrower. In the event that the Borrower or any of its Subsidiaries acquires any business (including, without limitation, by means of the Acquisition) during such period, EBITDA for such period shall be calculated as if such acquisition had occurred on the first day of such period using such reasonable estimates and pro forma adjustments effected in accordance with generally accepted accounting principles as the Borrower shall propose and the Majority Lenders shall approve.

         "Effective Date" shall mean the date on which the conditions to effectiveness set forth in Section 7.01 hereof shall have been satisfied or waived.

         "Environmental Laws" means any and all present and future Federal, state, local and foreign laws, rules or regulations, and any orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the indoor or outdoor environment, including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes.

         "Equity Rights" means, with respect to any Person, any subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any shareholders' or voting trust agreements) for the issuance, sale, registration or voting of, or securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ERISA Affiliate" means any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which the Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which the Borrower is a member.

         "ERISA Event" means any of the following events or conditions:

                  (a) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which the PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

                  (b) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by the Borrower or an ERISA Affiliate to terminate any Plan;

                  (c) the institution by the PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Borrower or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan;

                  (d) the complete or partial withdrawal from a Multiemployer Plan by the Borrower or any ERISA Affiliate that results in liability under
Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by the Borrower or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

                  (e) the institution of a proceeding by a fiduciary of any Multiemployer Plan against the Borrower or any ERISA Affiliate to enforce
Section 515 of ERISA, which proceeding is not dismissed within 30 days; or

                  (f) the adoption of an amendment to any Plan that, pursuant to
Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if the Borrower or an ERISA Affiliate fails to timely provide security to the Plan in accordance with the provisions of such Sections.

         "Eurodollar Base Rate" means, for any Interest Period for any Eurodollar Loan, the rate per annum appearing on Page 3750 of the Dow Jones Markets Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m. London time on the date two Business Days prior to the first day of such Interest Period as the rate for Dollar deposits having a term comparable to such Interest Period, provided that if such rate does not appear on such page, or if such page shall cease to be publicly available, or if the information contained on such page, in the reasonable judgment of the Majority Revolving Credit Lenders or Majority Term Loan Lenders (as the case may be) shall cease accurately to reflect the rate offered by leading banks in the London interbank market as reported by any publicly available source of similar market data selected by such Lenders, the Eurodollar Base Rate means, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) quoted by LCPI at approximately 11:00 a.m. London time (or as soon thereafter as practicable) two Business Days prior to the first day of such Interest Period for the offering by LCPI to leading banks in the London interbank market of Dollar deposits having a term comparable to such Interest Period and in the amount of the Eurodollar Loan to be made by LCPI for such Interest Period. If LCPI is not participating in any Eurodollar Loan during any Interest Period therefor, the Eurodollar Base Rate for such Interest Period shall be determined by reference to the amount of such Loan that LCPI would have made or had outstanding during such Interest Period had it been participating in such Loan during such Interest Period.

         "Eurodollar Loans" means Loans that bear interest at rates based on rates referred to in the definition of "Eurodollar Base Rate" in this Section 1.01.

         "Eurodollar Rate" means, for any Interest Period for any Eurodollar Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the Eurodollar Base Rate for such Interest Period divided by 1 minus the Reserve Requirement (if any) for such Interest Period.

         "Event of Default" has the meaning assigned to such term in Section 10.

         "Excess Cash Flow" means, for any period, the excess of (a) EBITDA for such period over (b) the sum of (i) Capital Expenditures made during such period (except for any such Capital Expenditures to the extent financed with the proceeds of Indebtedness, or Capital Lease Obligations, incurred pursuant to Section 9.07(d) during such period) plus (ii) the aggregate amount of Debt Service for such period plus (iii) taxes payable in cash for such period.

         "Excluded Subsidiary" means any Subsidiary of the Borrower created solely for the purpose of holding stock of, or membership in, a Foreign Subsidiary and which has no material assets, rights, liabilities or obligations other than pursuant to such holding of stock of, or membership in, such Foreign Subsidiary.

         "Existing Notes" shall mean the "Notes" of the Borrower delivered to the Exisitng Lenders under the Existing Credit Agreement.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the average rate charged to LCPI on such Business Day on such transactions as determined by the Administrative Agent.

         "Financial Officer" means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower.

         "First Union" means First Union National Bank.

         "Fixed Charges Ratio" means, as at any date, the ratio of (a) EBITDA for the period of four consecutive fiscal quarters ending on or most recently ended prior to such date to (b) the sum of (i) Capital Expenditures made during such period plus (ii) the aggregate amount of Debt Service for such period plus
(iii) taxes for such period.

         "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

         "Foreign Subsidiary" has the meaning assigned to such term in Section 9.17(a).

         "GAAP" means generally accepted accounting principles applied on a basis consistent with those that, in accordance with the last sentence of
Section 1.02(a), are to be used in making the calculations for purposes of determining compliance with this Agreement.

         "Guarantee" means a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor's obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as verbs have the correlative meanings.

         "Guarantee Assumption Agreement" means a Guarantee Assumption Agreement substantially in the form of Exhibit B by an entity that, pursuant to Section 9.17(a) is required to become a "Subsidiary Guarantor" hereunder in favor of the Administrative Agent.

         "Hazardous Material" means, collectively, (a) any petroleum or petroleum products, flammable materials, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, and transformers or other equipment that contain polychlorinated biphenyls ("PCB's"), (b) any chemicals or other materials or substances that are now or hereafter become defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants", "pollutants" or words of similar import under any Environmental Law and (c) any other chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

         "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

         "Indebtedness" means, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (d) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; and (f) Indebtedness of others Guaranteed by such Person.

         "Intelicom" means CSC Intelicom, Inc.

         "Interest Coverage Ratio" means, as at any date of determination thereof, the ratio of (a) EBITDA for the period of four fiscal quarters ending on or most recently ended prior to such date to (b) Interest Expense for such Period.

         "Interest Expense" means, for any period, the sum, for the Borrower and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) all interest in respect of Indebtedness (including, without limitation, the interest component of any payments in respect of Capital Lease Obligations) accrued or capitalized during such period (whether or not actually paid during such period) (b) minus interest income received in cash during such period plus (c) the net amount payable (or minus the net amount receivable) under Hedging Agreements relating to interest during such period (whether or not actually paid or received during such period).

         "Interest Period" means, for any Eurodollar Loan, each period commencing on the date such Eurodollar Loan is made or Converted from a Loan of another Type or (in the event of a Continuation) the last day of the next preceding Interest Period for such Loan and (subject to the provisions of Section 2.01(c)) ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower may select as provided in Section 4.05, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (i) if any Interest Period for any Revolving Credit Loan would otherwise end after the Revolving Credit Commitment Termination Date, such Interest Period shall end on the Revolving Credit Commitment Termination Date; (ii) if any Interest Period for any Term Loan would otherwise end after the Term Loan Maturity Date, such Interest Period shall end on the Term Loan Maturity Date; (iii) no Interest Period for any Term Loan may commence before and end after any Principal Payment Date unless, after giving effect thereto, the aggregate principal amount of the Term Loans having Interest Periods that end after such Principal Payment Date shall be equal to or less than the aggregate principal amount of the Term Loans permitted to be outstanding after giving effect to the payments of principal required to be made on such Principal Payment Date; (iv) each Interest Period that would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day (or, in the case of an Interest Period for a Eurodollar Loan, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (v) notwithstanding clauses (i), (ii) and (iii) above, no Interest Period shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loan would otherwise be a shorter period, such Loan shall not be available hereunder for such period.

         "Investment" means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person), but excluding any such advance, loan or extension of credit having a term not exceeding 90 days arising in connection with the sale of inventory or supplies by such Person in the ordinary course of business;
(c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; or (d) the entering into of any Hedging Agreement.

         "LCPI" means Lehman Commercial Paper Inc.

         "Leverage Ratio" means, as at any date of determination thereof, the ratio of (a) Indebtedness of the Borrower and its Subsidiaries (determined on a consolidated basis, without duplication, in accordance with GAAP) as at such date to (b) EBITDA for the period of four fiscal quarters ending on or most recently ended prior to such date.

         "Lien" means, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement and the other Loan Documents, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

         "Loan Documents" means, collectively, this Agreement, the Notes and the Security Documents.

         "Loans" means the Revolving Credit Loans and the Term Loans.

         "Majority Lenders" means, subject to the last paragraph of Section 12.03, Lenders having more than 50% of the sum of (a) the aggregate outstanding principal amount of the Term Loans or, if the Term Loans shall not have been made, the aggregate outstanding principal amount of the Term Loan Commitments, as the case may be, plus (b) the sum of (i) the aggregate unused amount, if any, of the Revolving Credit Commitments plus (ii) the aggregate outstanding principal amount of the Revolving Credit Loans.

         "Majority Revolving Credit Lenders" means Revolving Credit Lender having more than 50% of the aggregate amount of the Revolving Credit Commitments or, if the Revolving Credit Commitments shall have terminated, Lenders holding more than 50% of the aggregate unpaid principal amount of the Revolving Credit Loans.

         "Majority Term Loan Lenders" means Term Loan Lenders holding more than 50% of the aggregate outstanding principal amount of the Term Loans or, if the Term Loans shall not have been made, more than 50% of the Term Loan Commitments.

         "Margin Stock" means "margin stock" within the meaning of Regulations G, T, U and X.

         "Material Adverse Effect" means a material adverse effect on (a) the Property, business, operations, financial condition, prospects, liabilities or capitalization of the Borrower and its Subsidiaries taken as a whole, (b) the ability of any Obligor to perform its obligations under any of the Loan Documents to which it is a party, (c) the validity or enforceability of any of the Loan Documents, (d) the rights and remedies of the Lenders and the Administrative Agent under any of the Loan Documents or (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith.

         "Multiemployer Plan" means a multiemployer plan defined as such in
Section 3(37) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate and that is covered by Title IV of ERISA.

         "Net Available Proceeds" means:

                  (i) in the case of any Disposition, the amount of Net Cash Payments received in connection with such Disposition;

                  (ii) in the case of any Casualty Event, the aggregate amount of proceeds of insurance, condemnation awards and other compensation received by the Borrower and its Subsidiaries in respect of such Casualty Event net of (A) reasonable expenses incurred by the Borrower and its Subsidiaries in connection therewith and (B) contractually required repayments of Indebtedness to the extent secured by a Lien on such Property and any income and transfer taxes payable by the Borrower or any of its Subsidiaries in respect of such Casualty Event; and

                  (iii) in the case of any Debt Incurrence, the aggregate amount of all cash received by the Borrower and its Subsidiaries in respect of such Debt Incurrence net of reasonable expenses incurred by the Borrower and its Subsidiaries in connection therewith.

         "Net Cash Payments" means, with respect to any Disposition, the aggregate amount of all cash payments, and the fair market value of any non-cash consideration, received by the Borrower and its Subsidiaries directly or indirectly in connection with such Disposition; provided that (a) Net Cash Payments shall be net of (i) the amount of any legal, title and recording tax expenses, commissions and other fees and expenses paid by the Borrower and its Subsidiaries in connection with such Disposition and (ii) any Federal, state and local income or other taxes estimated to be payable by the Borrower and its Subsidiaries as a result of such Disposition (but only to the extent that such estimated taxes are in fact paid to the relevant Federal, state or local governmental authority within three months of the date of such Disposition) and
(b) Net Cash Payments shall be net of any repayments by the Borrower or any of its Subsidiaries of Indebtedness to the extent that (i) such Indebtedness is secured by a Lien on the Property that is the subject of such Disposition and
(ii) the transferee of (or holder of a Lien on) such Property requires that such Indebtedness be repaid as a condition to the purchase of such Property.

         "New Lenders" shall mean each Lender party hereto on the Effective Date other than the Existing Lenders.

         "Notes" means the Revolving Credit Notes and the Term Loan Notes.

         "Notice of Account Designation" means a Notice of Account Designation substantially in the form of Exhibit C.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Permitted Investments" means: (a) direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof, in either case maturing not more than 180 days from the date of acquisition thereof; (b) certificates of deposit maturing not more than 180 days from the date of acquisition thereof and money market deposit accounts, in each case issued or offered by any bank or trust company organized under the laws of the United States of America or any state thereof and having capital, surplus and undivided profits of at least $500,000,000,; and (c) commercial paper rated A-1 or better or P-1 by Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., or Moody's Investors Services, Inc., respectively, maturing not more than 180 days from the date of acquisition thereof; in each case so long as the same (x) provide for the payment of principal and interest (and not principal alone or interest alone) and (y) are not subject to any contingency regarding the payment of principal or interest.

         "Person" means any individual, corporation, company, voluntary association, partnership, limited liability company, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

         "Plan" means an employee benefit or other plan established or maintained by the Borrower or any ERISA Affiliate and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

         "Post-Default Rate" means a rate per annum equal to 2% plus the Base Rate as in effect from time to time plus the Applicable Margin for Base Rate Loans, provided that, with respect to principal of a Eurodollar Loan that shall become due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise) on a day other than the last day of the Interest Period therefor, the "Post-Default Rate" shall be, for the period from and including such due date to but excluding the last day of such Interest Period, 2% plus the interest rate for such Loan as provided in Section 3.02(b) and, thereafter, the rate provided for above in this definition.

         "Prime Rate" means the rate of interest from time to time announced by First Union National Bank as its base rate.

         "Principal Payment Dates" means the Quarterly Dates falling on or nearest to March 31, June 30, September 30 and December 31 of each year, commencing with March 31, 2000, through and including December 31, 2003.

         "Property" means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

         "Quarterly Dates" means the last Business Day of March, June, September and December in each year, the first of which shall be the first such day after the Closing Date.

         "Registered Holder" has the meaning assigned to such term in
Section 5.06(a)(ii).

         "Registered Loan" has the meaning assigned to such term in Section 2.07(e).

         "Registered Note" has the meaning assigned to such term in Section 2.07(e).

         "Regulations A, D, G, T, U and X" means, respectively, Regulations A, D, G, T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

         "Regulatory Change" means, with respect to any Lender, any change after the date hereof in Federal, state or foreign law or regulations (including, without limitation, Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks including such Lender of or under any Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

         "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

         "Reserve Requirement" means, for any Interest Period for any Eurodollar Loan, the average maximum rate at which reserves (including, without limitation, any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall include any other reserves required to be maintained by such member banks by reason of any Regulatory Change with respect to (i) any category of liabilities that includes deposits by reference to which the Eurodollar Base Rate for any Interest Period for any Eurodollar Loans is to be determined as provided in the definition of "Eurodollar Base Rate" in this Section 1.01 or (ii) any category of extensions of credit or other assets that includes Eurodollar Loans.

         "Restricted Payment" means dividends (in cash, Property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any shares of any class of stock of the Borrower or of any warrants, options or other rights to acquire the same (or to make any payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market or equity value of the Borrower or any of its Subsidiaries), but excluding dividends payable solely in shares of common stock of the Borrower.

         "Revolving Credit Commitment" means, as to each Revolving Credit Lender, the obligation of such Lender to make Revolving Credit Loans in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set opposite the name of such Lender on the signature pages hereof under the caption "Revolving Credit Commitment" or, in the case of a Person that becomes a Revolving Credit Lender pursuant to an assignment permitted under
Section 12.06(b), as specified in the respective instrument of assignment pursuant to which such assignment is effected (as the same may be reduced at any time or from time to time pursuant to Section 2.03 or 2.09). The original aggregate principal amount of the Revolving Credit Commitments is $30,000,000.

         "Revolving Credit Commitment Termination Date" means the Quarterly Date falling on or nearest to January 2, 2003.

         "Revolving Credit Lenders" means (a) on the date hereof, the Lenders having Revolving Credit Commitments on the signature pages hereof and (b) thereafter, the Lenders from time to time holding Revolving Credit Loans and Revolving Credit Commitments after giving effect to any assignments thereof permitted by Section 12.06(b).

         "Revolving Credit Loans" means the loans provided for in Section 2.01(a), which may be Base Rate Loans and/or Eurodollar Loans.

         "Revolving Credit Notes" means the promissory notes provided for in
Section 2.07(a) and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time. The term "Revolving Credit Notes" shall include any Registered Notes evidencing Revolving Credit Loans executed and delivered pursuant to Section 2.07(e).

         "Security Agreement" means the Security Agreement dated as of January 2, 1998 between the Obligors and the Administrative Agent (as successor by assignment to the Existing Administrative Agent pursuant to the terms of the LCPI Assignment Agreement), as the same shall be modified and supplemented and in effect from time to time.

         "Security Documents" means, collectively, the Security Agreement and all Uniform Commercial Code financing statements required by the Security Agreement to be filed with respect to the security interests in personal Property and fixtures created pursuant to the Security Agreement.

         "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, limited liability company, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, limited liability company, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. Unless otherwise specified, "Subsidiary" means a subsidiary of the Borrower.

         "Term Loan Commitment" means, as to each Term Loan Lender, the obligation of such Lender to make a Term Loan in a principal amount up to but not exceeding the amount set opposite the name of such Lender on the signature pages hereof under the caption "Term Loan Commitment" or, in the case of a Person that becomes a Term Loan Lender pursuant to an assignment permitted under
Section 12.06(b), as specified in the respective instrument of assignment pursuant to which such assignment is effected (as the same may be reduced at any time or from time to time pursuant to Section 2.03 or 2.09). The original aggregate principal amount of the Term Loan Commitments is $70,000,000.

         "Term Loan Commitment Termination Date" means the earlier to occur of the Closing Date and January 2, 1998.

         "Term Loan Lenders" means (a) on the date hereof, the Lenders having Term Loan Commitments on the signature pages hereof and (b) thereafter, the Lenders from time to time holding Term Loans and Term Loan Commitments after giving effect to any assignments thereof permitted by Section 12.06(b).

         "Term Loan Maturity Date" means the Quarterly Date falling on or nearest to January 2, 2004.

         "Term Loan Notes" means the promissory notes provided for in Section 2.07(b) and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time. The term "Term Loan Notes" shall include any Registered Notes evidencing Term Loans executed and delivered pursuant to Section 2.07(e).

         "Term Loans" means the loans provided for in Section 2.01(b), which may be Base Rate Loans and/or Eurodollar Loans.

         "TRIS" means TRIS, a Division of CSC Intelicom, Inc.

         "Type" has the meaning assigned to such term in Section 1.03.

         "U.S. Person" means a citizen or resident of the United States of America, a corporation, limited liability company, partnership or other entity created or organized in or under any laws of the United States of America or any State thereof, or any estate or trust that is subject to Federal income taxation regardless of the source of its income.

         "U.S. Taxes" means any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof.

         "Wholly Owned Subsidiary" means, with respect to any Person, any corporation, partnership or other entity of which all of the equity securities or other ownership interests (other than, in the case of a corporation, directors' qualifying shares) are directly or indirectly owned or controlled by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

         1.02     Accounting Terms and Determinations.

                  (a) Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall (unless otherwise disclosed to the Lenders in writing at the time of delivery thereof in the manner described in paragraph (b) of this Section 1.02) be prepared, in accordance with generally accepted accounting principles applied on a basis consistent with those used in the preparation of the latest financial statements furnished to the Lenders hereunder (which, prior to the delivery of the first financial statements under Section 9.01, shall mean the audited financial statements as at December 31, 1996 referred to in Section 8.05). All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made by application of generally accepted accounting principles applied on a basis consistent with those used in the preparation of the latest annual or quarterly financial statements furnished to the Lenders pursuant to Section 9.01 (or, prior to the delivery of the first financial statements under Section 9.01, used in the preparation of the audited financial statements as at December 31, 1996 referred to in Section 8.05) unless (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements or (ii) the Majority Lenders shall so object in writing within 30 days after delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 9.01, shall mean the audited financial statements referred to in Section 8.05).

                  (b) The Borrower shall deliver to the Lenders at the same time as the delivery of any annual or quarterly financial statement under Section
9.01 (i) a description in reasonable detail of any material variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the next preceding annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of paragraph (a) of this Section 1.02 and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

                  (c) To enable the ready and consistent determination of compliance with the covenants set forth in Section 9, the Borrower will not change the last day of its fiscal year from December 31, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30, respectively.

         1.03 Classes and Types of Loans. Loans hereunder are distinguished by "Class" and by "Type". The "Class" of a Loan (or of a Commitment to make a Loan) refers to whether such Loan is a Revolving Credit Loan or a Term Loan, each of which constitutes a Class. The "Type" of a Loan refers to whether such Loan is a Base Rate Loan or a Eurodollar Loan, each of which constitutes a Type. Loans may be identified by both Class and Type.

Section 2.  The Commitments, Loans, Notes and Prepayments.

         2.01     Loans.

                  (a) Revolving Credit Loans. On the Effective Date, all outstanding "Revolving Credit Loans" under the Existing Credit Agreement held by the Existing Lenders, shall automatically and without any action on the part of any Person, be designated as Revolving Credit Loans hereunder and each of the New Lenders shall, by assignments from the Existing Lenders (which shall be deemed to occur automatically on the Effective Date), acquire a portion of the Revolving Credit Loans of the Existing Lenders in such amounts so that after giving effect to such assignments, the Revolving Credit Lenders shall hold the Revolving Credit Loans hereunder ratably in accordance with their respective Revolving Credit Commitments.

                  Each Revolving Credit Lender severally agrees, on the terms and conditions of this Agreement, to make loans to the Borrower in Dollars during the period from and including the Effective Date but not including the Revolving Credit Commitment Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the Revolving Credit Commitment of such Lender as in effect from time to time. Subject to the terms and conditions of this Agreement, during such period the Borrower may borrow, repay and reborrow the amount of the Revolving Credit Commitments by means of Base Rate Loans and Eurodollar Loans and may Convert Revolving Credit Loans of one Type into Revolving Credit Loans of another Type (as provided in Section 2.08) or Continue Revolving Credit Loans of one Type as Revolving Credit Loans of the same Type (as provided in Section 2.08).

                  (b) Term Loans. On the Effective Date, all outstanding "Term Loans" under the Existing Credit Agreement held by the Existing Lenders, shall automatically and without any action on the part of any Person, be designated as Term Loans hereunder and each of the New Lenders shall, by assignments from the Existing Lenders (which shall be deemed to occur automatically on the Effective
Date), acquire a portion of the Term Loans of the Existing Lenders in such amounts so that after giving effect to such assignments, the Term Loan Lenders shall hold the Term Loans hereunder ratably in accordance with their respective Term Loan Commitments.

                  (c) Limit on Eurodollar Loans. No more than three separate Interest Periods for Term Loans, and no more than five separate Interest Periods for Revolving Credit Loans, in respect of Eurodollar Loans from each Lender may be outstanding at any one time, provided that prior to March 31, 1998, all Eurodollar Loans of any Class must have an Interest Period of one month's duration and be coterminous with the Interest Periods of all other Eurodollar Loans of any Class, and, to the extent that prior to such date a Eurodollar Loan would not satisfy such conditions, such Loan shall be made, or Continued as or Converted into, a Base Rate Loan.

         2.02 Borrowings. The Borrower shall give the Administrative Agent notice of each borrowing hereunder as provided in Section 4.05 hereof. Not later than 1:00 p.m. North Carolina time on the date specified for each borrowing hereunder, each Lender shall make available the amount of the Loan or Loans to be made by it on such date to the Administrative Agent, at such account as shall be designated by the Administrative Agent from time to time, in immediately available funds, for account of the Borrower. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower designated by the Borrower pursuant to the Notice of Account Designation then in effect.

         2.03     Changes of the Commitments.

                  (a) The aggregate amount of the Revolving Credit Commitments shall be automatically reduced to zero on the Revolving Credit Commitment Termination Date.

                  (b) The Borrower shall have the right at any time or from time to time (i) to terminate or reduce the aggregate unutilized amount of the Term Loan Commitments, (ii) so long as no Revolving Credit Loans are outstanding, to terminate the Revolving Credit Commitments, and (iii) to reduce the aggregate unutilized amount of the Revolving Credit Commitments; provided that (x) the Borrower shall give notice of each such termination or reduction as provided in
Section 4.05 and (y) each partial reduction of the Commitments of any Class shall be in an aggregate amount equal to $1,000,000 or a larger multiple of $1,000,000.

                  (c) Any portion of the Term Loan Commitments not utilized on the Closing Date shall be automatically terminated.

                  (d) The Commitments once terminated or reduced may not be reinstated.

         2.04 Commitment Fee. The Borrower shall pay to the Administrative Agent for account of each Lender a commitment fee on the daily average unutilized amount of such Lender's Revolving Credit Commitment, for the period from and including the date hereof to but not including the earlier of the date such Revolving Credit Commitment is terminated and the Revolving Credit Commitment Termination Date, at a rate per annum equal to the Applicable Margin then in effect. Accrued commitment fee shall be payable on each Quarterly Date and on the earlier of the date the relevant Commitments are terminated and the Revolving Credit Commitment Termination Date.

         2.05 Lending Offices. The Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

         2.06 Several Obligations; Remedies Independent. The failure of any Lender to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan on such date, but neither any Lender nor the Administrative Agent shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender, and (except as otherwise provided in Section 4.06) no Lender shall have any obligation to the Administrative Agent or any other Lender for the failure by such Lender to make any Loan required to be made by such Lender. The amounts payable by the Borrower at any time hereunder and under the Notes to each Lender shall be a separate and independent debt and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and the Notes, and it shall not be necessary for any other Lender or the Administrative Agent to consent to, or be joined as an additional party in, any proceedings for such purposes.

         2.07 Notes.

                  (a) The Revolving Credit Loans (other than Registered Loans) made by each Lender shall be evidenced by a single promissory note of the Borrower substantially in the form of Exhibit A-1, dated the date hereof, payable to such Lender in a principal amount equal to the amount of its Revolving Credit Commitment as originally in effect and otherwise duly completed.

                  (b) The Term Loans (other than Registered Loans) made by each Lender shall be evidenced by a single promissory note of the Borrower substantially in the form of Exhibit A-2, dated the date hereof, payable to such Lender in a principal amount equal to the amount of its Term Loan Commitment as originally in effect and otherwise duly completed.

                  (c) The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Loan of each Class made by each Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books and, prior to any transfer of any Note evidencing the Loans of such Class held by it, endorsed by such Lender on the schedule attached to such Note or any continuation thereof; provided that the failure of such Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing hereunder or under such Note in respect of such Loans.

                  (d) No Lender shall be entitled to have its Notes substituted or exchanged for any reason, or subdivided for promissory notes of lesser denominations, except in connection with a permitted assignment of all or any portion of such Lender's relevant Commitment, Loans and Notes pursuant to
Section 12.06 and except as provided in paragraph (e) of this Section 2.07 (and, if requested by any Lender, the Borrower agrees to so exchange any Note).

                  (e) Notwithstanding the foregoing, any Lender that is not a U.S. Person and is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code may request the Borrower (through the Administrative Agent), and the Borrower agrees thereupon, to record on the Register referred to in Section 12.06(g) any Loans of any Class held by such Lender under this Agreement. Loans recorded on the Register ("Registered Loans") may not be evidenced by promissory notes other than Registered Notes as defined below and, upon the registration of any Loan, any promissory note (other than a Registered Note) evidencing the same shall be null and void and shall be returned to the Borrower. The Borrower agrees, at the request of any Lender that is the holder of Registered Loans, to execute and deliver to such Lender a promissory note in registered form to evidence such Registered Loans (i.e., containing the optional registered note language as indicated in Exhibit A-1 or A-2, as the case may be) and registered as provided in Section 12.06(g) (herein, a "Registered Note"), dated the date hereof, payable to such Lender and otherwise duly completed. A Loan once recorded on the Register may not be removed from the Register so long as it remains outstanding and a Registered Note may not be exchanged for a promissory note that is not a Registered Note.

         2.08 Optional Prepayments and Conversions or Continuations of Loans. Subject to Section 4.04, the Borrower shall have the right to prepay Loans, or to Convert Loans of one Type into Loans of another Type or Continue Loans of one Type as Loans of the same Type, at any time or from time to time and in each case without premium or penalty, provided that: (a) the Borrower shall give the Administrative Agent notice of each such prepayment, Conversion or Continuation as provided in Section 4.05 (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder);
(b) Eurodollar Loans may be prepaid or Converted only on the last day of an Interest Period for such Loans; (c) prepayments of the Term Loans shall be applied to the installments of the Term Loans in the inverse order of their maturities; and (d) any Conversion into or Continuation of Eurodollar Loans shall be subject to the provisions of Section 2.01(c). Notwithstanding the foregoing, and without limiting the rights and remedies of the Lenders under
Section 10, in the event that any Event of Default shall have occurred and be continuing, the Administrative Agent may (and at the request of the Majority Lenders shall) suspend the right of the Borrower to Convert any Loan into a Eurodollar Loan, or to Continue any Loan as a Eurodollar Loan, in which event all Loans shall be Converted (on the last day(s) of the respective Interest Periods therefor) into, or Continued as, as the case may be, Base Rate Loans.

         2.09 Mandatory Prepayments and Reductions of Commitments.

                  (a) Casualty Events. Upon the date 30 days following the receipt by the Borrower or any of its Subsidiaries of the proceeds of insurance, condemnation award or other compensation in respect of any Casualty Event affecting any Property of the Borrower or any of its Subsidiaries (or upon such earlier date as the Borrower or such Subsidiary, as the case may be, shall have determined not to repair or replace the Property affected by such Casualty Event), the Borrower shall prepay the Loans, and/or the Commitments shall be subject to automatic reduction, in an aggregate amount, if any, equal to 100% of the Net Available Proceeds of such Casualty Event not theretofore applied to the repair or replacement of such Property, such prepayment and/or reduction to be effected in each case in the manner and to the extent specified in paragraph (e) of this Section 2.09; provided that if, on or before the

60th day following such receipt, the Borrower furnishes to the Administrative Agent and the Arranger a plan for the repair or replacement of the Property affected by such Casualty Event that the Administrative Agent and the Arranger approve in the reasonable exercise of their discretion as appropriate in light of the nature of such Property, the time by which such prepayment and reduction must occur shall be extended to such later date as shall be set forth in such plan with respect to the amount of the Net Available Proceeds referred to in such plan as will be expended for such repair or replacement and provided further that the Net Available Proceeds of such Casualty Event shall not be applied to repair or replacement of such Property should an Event of Default have occurred and been continuing but shall instead be applied in their entirety to the prepayment of the Loans and/or the reduction of the Commitments, in each case in the manner and to the extent specified in paragraph (e) of this Section 2.09.

                  (b) Excess Cash Flow. Not later than the date 90 days after the last day of each fiscal year of the Borrower ending after the Closing Date, the Borrower shall prepay the Loans, and/or the Commitments shall be subject to automatic reduction, in an aggregate amount equal to the excess of (A) the Applicable Percentage (as defined below) of Excess Cash Flow for such fiscal year over (B) the aggregate amount of prepayments of Term Loans made during such fiscal year pursuant to Section 2.08 and, after the payment in full of the Term Loans, the aggregate amount of voluntary reductions of the Revolving Credit Commitments made during such fiscal year pursuant to Section 2.03(b), such prepayment and/or reduction to be effected in each case in the manner and to the extent specified in paragraph (e) of this Section 2.09. For purposes of the preceding sentence "Applicable Percentage" means, on any day, 25%, if the Leverage Ratio on such day is less than 2.50 to 1, and 50%, in all other cases.

                  (c) Sale of Assets. Without limiting the obligation of the Borrower to obtain the consent of the Majority Lenders pursuant to Section 9.05 to any Disposition not otherwise permitted hereunder, in the event that the Net Available Proceeds of any Disposition (herein, the "Current Disposition"), and of all prior Dispositions as to which a prepayment has not yet been made under this paragraph, shall exceed $2,500,000 then, no later than five Business Days prior to the occurrence of the Current Disposition, the Borrower will deliver to the Lenders a statement, certified by a Financial Officer of the Borrower, in form and detail satisfactory to the Administrative Agent, of the amount of the Net Available Proceeds of the Current Disposition and of all such prior Dispositions and upon the date 90 days following the receipt by the Borrower or any of its Subsidiaries of the proceeds of the Current Disposition (or upon such earlier date as the Borrower or such Subsidiary, as the case may be, shall have determined not to reinvest the proceeds of the Current Disposition in Capital Expenditures or the acquisition of any business not prohibited hereby), the Borrower shall prepay the Loans, and/or the Commitments shall be subject to automatic reduction, in an aggregate amount, if any, equal to 100% of the Net

Available Proceeds of the Current Disposition and such prior Dispositions not theretofore so reinvested, such prepayment and/or reduction to be effected in each case in the manner and to the extent specified in paragraph (e) of this
Section 2.09.

                  (d) Debt Incurrence. Upon any Debt Incurrence, the Borrower shall prepay the Loans, and/or the Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of the Net Available Proceeds thereof, such prepayment and/or reduction to be effected in each case in the manner and to the extent specified in paragraph (e) of this Section 2.09.

                  (e) Application. Prepayments and/or reductions of the Commitments described in paragraphs (a), (b), (c) or (d) of this Section 2.09 shall be applied as follows:

                  first, (i) if such prepayment and/or reduction of the Commitments is required to be made before the Term Loan Commitments have terminated, to reduce the aggregate amount of the Term Loan Commitments (and to the extent that, after giving effect to such reduction, the aggregate principal amount of the Term Loans would exceed the Term Loan Commitments, the Borrower shall prepay the Term Loans in an aggregate amount equal to such excess), and (ii) if such prepayment and/or reduction of the Commitments is required to be made after the Term Loan Commitments have terminated, to prepay the Term Loans, and second, after the payment in full of the Term Loans and the termination of the Term Loan Commitments, to reduce the aggregate amount of the Revolving Credit Commitments (and to the extent that, after giving effect to such reduction, the aggregate principal amount of the Revolving Credit Loans would exceed the Revolving Credit Commitments, the Borrower shall prepay the Revolving Credit Loans in an aggregate amount equal to such excess, such payment to be made for account of the Lenders pro rata in accordance with the amounts of Revolving Credit Loans then due and payable to the respective Lenders.

Each such prepayment of the Term Loans shall be applied to the installments thereof in the inverse order of maturity.

         2.10 Loans under Existing Credit Agreement. The parties hereto acknowledge that (i) the "Loans" made under the Existing Credit Agreement outstanding on the Effective Date shall continue and remain outstanding and not be repaid on the Effective Date, but shall be assigned and reallocated among the Lenders as provided in Section 2.01 hereof as Loans hereunder and (ii) the "Secured Obligations" (as defined in the Security Agreement), and the security interest pledged and granted to the Administrative Agent by each Obligor pursuant to the Security

Agreement, shall continue and remain outstanding and (in the case of the "Secured Obligations") not be repaid on the Effective Date.

Section 3.  Payments of Principal and Interest.

         3.01 Repayment of Loans.

                  (a) The Borrower hereby promises to pay to the Administrative Agent for account of each Lender the entire outstanding principal amount of such Lender's Revolving Credit Loans, and each Revolving Credit Loan shall mature, on the Revolving Credit Commitment Termination Date.

                  (b) The Borrower hereby promises to pay to the Administrative Agent for account of each Lender the principal of such Lender's Term Loans in sixteen installments payable on the Principal Payment Dates as follows:

         Principal Payment Date
         Following on or Nearest to:                 Amount of Installation ($)
         --------------------------                  --------------------------

         March 31, 2000                                      $1,250,000
         June 30, 2000                                        1,250,000
         September 30, 2000                                   1,250,000
         December 31, 2000                                    1,250,000
         March 31, 2001                                       4,375,000
         June 30, 2000                                        4,375,000
         September 30, 2001                                   4,375,000
         December 31, 2001                                    4,375,000
         March 31, 2002                                       5,625,000
         June 30, 2002                                        5,625,000
         September 30, 2002                                   5,625,000
         December 31, 2002                                    5,625,000
         March 31, 2003                                       6,250,000
         June 30, 2003                                        6,250,000
         September 30, 2003                                   6,250,000
         December 31, 2003                                    6,250,000


If the Borrower does not borrow the full amount of the aggregate Term Loan Commitments on the Closing Date, the shortfall shall be applied to reduce the foregoing installments ratably.

         3.02 Interest. The Borrower hereby promises to pay to the Administrative Agent for account of each Lender interest on the unpaid principal amount of each Loan made by such Lender for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

                  (a) during such periods as such Loan is a Base Rate Loan, the Base Rate (as in effect from time to time) plus the Applicable Margin; and

                  (b) during each Interest Period for such Loan during which such Loan is a Eurodollar Loan, the Eurodollar Rate for such Interest Period plus the Applicable Margin.

Notwithstanding the foregoing, the Borrower hereby promises to pay to the Administrative Agent for account of each Lender interest at the applicable Post-Default Rate on any principal of any Loan made by such Lender and on any other amount payable by the Borrower hereunder or under the Notes held by such Lender to or for account of such Lender, that shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Loan shall be payable (i) in the case of a Base Rate Loan, quarterly on the Quarterly Dates, (ii) in the case of a Eurodollar Loan, on the last day of each Interest Period therefor and, if such Interest Period is longer than three months, at three-month intervals following the first day of such Interest Period, and (iii) in the case of any Loan, upon the payment or prepayment thereof or the Conversion of such Loan to a Loan of another Type (but only on the principal amount so paid, prepaid or Converted), except that interest payable at the Post-Default Rate shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent shall give notice thereof to the Lenders to which such interest is payable and to the Borrower.

Section 4.  Payments; Pro Rata Treatment; Computations; Etc.

         4.01 Payments.

                  (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under this Agreement and the Notes, and, except to the extent otherwise provided therein, all payments to be made by the Obligors under any other Loan Document, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Administrative Agent at such account as shall be designated by the Administrative Agent from time to time, not later than 1:00 p.m. Charlotte, North Carolina time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

                  (b) Any Lender for whose account any such payment is to be made may (but shall not be obligated to) debit the amount of any such payment that is not made by such time to any ordinary deposit account of the Borrower with such Lender (with notice to the Borrower and the Administrative Agent), provided that such Lender's failure to give such notice shall not affect the validity thereof.

                  (c) The Borrower shall, at the time of making each payment under this Agreement or any Note for account of any Lender, specify to the Administrative Agent (which shall so notify the intended recipient(s) thereof) the Loans or other amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Administrative Agent may distribute such payment to the Lenders for application in such manner as it or the Majority Lenders, subject to Section 4.02, may determine to be appropriate).

                  (d) Each payment received by the Administrative Agent under this Agreement or any Note for account of any Lender shall be paid by the Administrative Agent promptly to such Lender, in immediately available funds, for account of such Lender's Applicable Lending Office for the Loan or other obligation in respect of which such payment is made.

                  (e) If the due date of any payment under this Agreement or any Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

         4.02 Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each borrowing of Loans of a particular Class from the Lenders under
Section 2.01 shall be made from the relevant Lenders, each payment of commitment fee under Section 2.04 shall be made for account of the relevant Lenders, and each termination or reduction of the amount of the Commitments of a particular Class under Section 2.03 shall be applied to the respective Commitments of such Class of the relevant Lenders, pro rata according to the amounts of their respective Commitments of such Class; (b) except as otherwise provided in
Section 5.04, Eurodollar Loans of any Class having the same Interest Period shall be allocated pro rata among the relevant Lenders according to the amounts of their respective Revolving Credit Commitments and Term Loan Commitments (in the case of the making of Loans) or their respective Revolving Credit Loans and Term Loans; (c) each payment or prepayment of principal of Revolving Credit Loans and Term Loans by the Borrower shall be made for account of the relevant Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans of such Class held by them; and (d) each payment of interest on Revolving Credit Loans and Term Loans by the Borrower shall be made for account of the relevant Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders.

         4.03 Computations. Interest on Eurodollar Loans and commitment fees shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable and interest on Base Rate Loans shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable. Notwithstanding the foregoing, for each day that the Base Rate is calculated by reference to the Federal Funds Rate, interest on Base Rate Loans shall be computed on the basis of a year of 360 days and actual days elapsed.

         4.04 Minimum Amounts. Except for mandatory prepayments made pursuant to
Section 2.09 and Conversions or prepayments made pursuant to Section 5.04, each borrowing, Conversion and partial prepayment of principal of Loans of either Class shall be in an aggregate amount equal to $1,000,000 or a larger multiple of $500,000 (borrowings, Conversions or prepayments of or into Loans of different Types or, in the case of Eurodollar Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings, Conversions and prepayments for purposes of the foregoing, one for each Type or Interest Period), provided that the aggregate principal amount of Eurodollar Loans having the same Interest Period shall be in an amount equal to $5,000,000 or a larger multiple of $1,000,000 and, if any Eurodollar Loans would otherwise be in a lesser principal amount for any period, such Loans shall be Base Rate Loans during such period.

         4.05 Certain Notices. Notices by the Borrower to the Administrative Agent of terminations or reductions of the Commitments, of borrowings, Conversions, Continuations and optional prepayments of Loans, of Classes of Loans, of Types of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 10:00 a.m., Charlotte, North Carolina time, on the number of Business Days prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below:


                                                                   Number of
                                                                   Business
                  Notice                                           Days Prior
                  ------                                           ----------

         Termination or reduction of Commitments                      3

         Borrowing or prepayment of, or Conversions into,
         Base Rate Loans                                              1



                                     - 30 -




         Borrowing or prepayment of, Conversions into,
         Continuations as, or duration of Interest
         Period for, Eurodollar Loans                                 3


Each such notice of termination or reduction shall specify the amount and the Class of the Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation or optional prepayment shall specify the Class of Loans to be borrowed, Converted, Continued or prepaid and the amount (subject to Section 4.04) and Type of each Loan to be borrowed, Converted, Continued or prepaid and the date of borrowing, Conversion, Continuation or optional prepayment (which shall be a Business Day). Each such notice of borrowing shall be accompanied by a Notice of Account Designation should the Borrower wish to alter the Notice of Account Designation then in effect. Each such notice of the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Administrative Agent shall promptly notify the Lenders of the contents of each such notice. In the event that the Borrower fails to select the Type of Loan, or the duration of any Interest Period for any Eurodollar Loan within the time period and otherwise as provided in this Section 4.05, such Loan (if outstanding as a Eurodollar Loan) will be automatically Converted into a Base Rate Loan on the last day of the then current Interest Period for such Loan or (if outstanding as a Base Rate Loan) will remain as, or (if not then outstanding) will be made as, a Base Rate Loan.

         4.06 Non-Receipt of Funds by the Administrative Agent. Unless the Administrative Agent shall have been notified by a Lender or the Borrower (the "Payor") prior to the date on which the Payor is to make payment to the Administrative Agent of (in the case of a Lender) the proceeds of a Loan to be made by such Lender hereunder or (in the case of the Borrower) a payment to the Administrative Agent for account of one or more of the Lenders hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date; and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date (the "Advance Date") such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, the Administrative Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid, provided that if neither the recipient(s) nor the Payor shall return the Required Payment to the Administrative Agent within three Business Days of the Advance

Date, then, retroactively to the Advance Date, the Payor and the recipient(s) shall each be obligated to pay interest on the Required Payment as follows:

                  (a) if the Required Payment shall represent a payment to be made by the Borrower to the Lenders, the Borrower and the recipient(s) shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the Post-Default Rate (without duplication of the obligation of the Borrower under Section 3.02 to pay interest on the Required Payment at the Post-Default Rate), it being understood that the return by the recipient(s) of the Required Payment to the Administrative Agent shall not limit such obligation of the Borrower under Section 3.02 to pay interest at the Post-Default Rate in respect of the Required Payment, and

                  (b) if the Required Payment shall represent proceeds of a Loan to be made by the Lenders to the Borrower, the Payor and the Borrower shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment pursuant to whichever of the rates specified in Section 3.02 is applicable to the Type of such Loan, it being understood that the return by the Borrower of the Required Payment to the Administrative Agent shall not limit any claim the Borrower may have against the Payor in respect of such Required Payment.

         4.07 Sharing of Payments, Etc.

                  (a) Each Obligor agrees that, in addition to (and without limitation of) any right of set-off, banker's lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option (to the fullest extent permitted by law), to set off and apply any deposit (general or special, time or demand, provisional or final), or other indebtedness, held by it for the credit or account of such Obligor at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans or any other amount payable to such Lender hereunder, that is not paid when due (regardless of whether such deposit or other indebtedness is then due to such Obligor), in which case it shall promptly notify such Obligor and the Administrative Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof.

                  (b) If any Lender shall obtain from any Obligor payment of any principal of or interest on any Loan of any Class owing to it or payment of any other amount under this Agreement or any other Loan Document through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise (other than from the Administrative Agent as provided herein), and, as a result of such payment, such Lender shall have received a greater percentage of the principal of or interest on the Loans of such Class or such other amounts then due hereunder or thereunder by such Obligor to such Lender than the percentage received by any other Lender, it shall promptly purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans of such Class or such other amounts, respectively, owing to such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses that may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and/or interest on the Loans of such Class or such other amounts, respectively, owing to each of the Lenders. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

                  (c) The Borrower agrees that any Lender so purchasing such a participation (or direct interest) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans or other amounts (as the case may be) owing to such Lender in the amount of such participation.

                  (d) Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of any Obligor. If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 4.07 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.07 to share in the benefits of any recovery on such secured claim.

Section 5.  Yield Protection, Etc.

         5.01 Additional Costs.

                  (a) The Borrower shall pay directly to each Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs that such Lender determines are attributable to its making or maintaining of any Eurodollar Loans or its obligation to make any Eurodollar Loans hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any of such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change that:

                           (i) shall subject any Lender (or its Applicable Lending Office for any of such Loans) to any tax, duty or other charge in respect of such Loans or its Notes or changes the basis of taxation of any amounts payable to such Lender under this Agreement or its Notes in respect of any of such Loans (excluding changes in the rate of tax on the overall net income of such Lender or of such Applicable Lending Office by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office); or

                           (ii) imposes or modifies any reserve, special deposit or similar requirements (other than the Reserve Requirement used in the determination of the Eurodollar Rate for any Interest Period for such
         Loan) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (including, without limitation, any of such Loans or any deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01), or any commitment of such Lender (including, without limitation, the Commitments of such Lender hereunder); or

                           (iii) imposes any other condition affecting this Agreement or its Notes (or any of such extensions of credit or liabilities) or its Commitments.

If any Lender requests compensation from the Borrower under this paragraph, the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender thereafter to make or Continue Eurodollar Loans, or to Convert Loans of any other Type into Eurodollar Loans, until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.04 shall be applicable), provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

                  (b) Without limiting the effect of the foregoing provisions of this Section 5.01 (but without duplication), the Borrower shall pay directly to each Lender from time to time on request such amounts as such Lender may reasonably determine to be necessary to compensate such Lender (or, without duplication, the bank holding company of which such Lender is a subsidiary) for any costs that it reasonably determines are reasonably directly attributable to the maintenance by such Lender (or any Applicable Lending Office or such bank holding company), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any court or governmental or monetary authority (i) following any Regulatory Change or (ii) implementing any risk-based capital guideline or other requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord, of capital in respect of its Commitments or Loans (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender (or any Applicable Lending Office or such bank holding company) to a level below that which such Lender (or any Applicable Lending Office or such bank holding company) could have reasonably certainly achieved but for such law, regulation, interpretation, directive or request.

                  (c) Each Lender shall notify the Borrower of any event occurring after the date hereof entitling such Lender to compensation under paragraph (a) or (b) of this Section 5.01 as promptly as practicable, but in any event within 45 days, after such Lender obtains actual knowledge thereof; provided that (i) if any Lender fails to give such notice within 45 days after it obtains actual knowledge of such an event, such Lender shall, with respect to compensation payable pursuant to this Section 5.01 in respect of any costs resulting from such event, only be entitled to payment under this Section 5.01 for costs incurred from and after the date 45 days prior to the date that such Lender does give such notice and (ii) each Lender will designate a different Applicable Lending Office for the Loans of such Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender, except that such Lender shall have no obligation to designate an Applicable Lending Office located in the United States of America. Each Lender will furnish to the Borrower a certificate setting forth the basis and amount of each request by such Lender for compensation under paragraph (a) or (b) of this Section 5.01. Determinations and allocations by any Lender for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to paragraph (a) of this Section 5.01, or of the effect of capital maintained pursuant to paragraph (b) of this Section 5.01, on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Lender under this Section 5.01, shall be conclusive, provided that such determinations and allocations are made on a reasonable basis.

         5.02 Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of the Eurodollar Base Rate for any Interest Period for any Eurodollar Loan;

                  (a) the Administrative Agent determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Eurodollar Loans as provided herein; or

                  (b) the Majority Revolving Credit Lenders (in the case of Revolving Credit Loans) or the Majority Term Loan Lenders (in the case of Term Loans) determine, which determination shall be conclusive, and notify the Administrative Agent that the relevant rates of interest referred to in the definition of "Eurodollar Base Rate" in Section 1.01 upon the basis of which the rate of interest for Eurodollar Loans for such Interest Period is to be determined are not likely adequately to cover the cost to such Lenders of making or maintaining Eurodollar Loans for such Interest Period;

then the Administrative Agent shall give the Borrower and each Lender prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans, to Continue Eurodollar Loans or to Convert Loans of any other Type into Eurodollar Loans, and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Loans or Convert such Loans into another Type of Loan in accordance with Section 2.08.

         5.03 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain Eurodollar Loans hereunder (and, in the sole opinion of such Lender, the designation of a different Applicable Lending Office would either not avoid such unlawfulness or would be disadvantageous to such Lender), then such Lender shall promptly notify the Borrower thereof (with a copy to the Administrative Agent) and such Lender's obligation to make or Continue, or to Convert Loans of any other Type into, Eurodollar Loans shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section 5.04 shall be applicable).

         5.04 Treatment of Affected Loans. If the obligation of any Lender to make Eurodollar Loans or to Continue, or to Convert Base Rate Loans into, Eurodollar Loans shall be suspended pursuant to Section 5.01 or 5.03, such Lender's Eurodollar Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Eurodollar Loans (or, in the case of a Conversion resulting from a circumstance described in Section 5.03, on such earlier date as such Lender may specify to the Borrower with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 5.01 or
5.03 that gave rise to such Conversion no longer exist:

                  (a) to the extent that such Lender's Eurodollar Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Base Rate Loans; and

                  (b) all Loans that would otherwise be made or Continued by such Lender as Eurodollar Loans shall be made or Continued instead as Base Rate Loans, and all Loans of such Lender that would otherwise be Converted into Eurodollar Loans shall remain as Base Rate Loans.

If such Lender gives notice to the Borrower with a copy to the Administrative Agent that the circumstances specified in Section 5.01 or 5.03 that gave rise to the Conversion of such Lender's Eurodollar Loans pursuant to this Section 5.04 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans of the same Class made by other Lenders are outstanding, such Lender's Base Rate Loans of such Class shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Base Rate Loans and Eurodollar Loans of such Class are allocated among the Lenders ratably (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments of such Class.

         5.05 Compensation. The Borrower shall pay to the Administrative Agent for account of each Lender, upon the request of such Lender through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense that such Lender determines is attributable to:

                  (a) any payment, mandatory or optional prepayment or Conversion of a Eurodollar Loan made by such Lender for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10) on a date other than the last day of the Interest Period for such Loan; or

                  (b) any failure by the Borrower for any reason (including, without limitation, the failure of any of the conditions precedent specified in
Section 7 to be satisfied) to borrow a Eurodollar Loan from such Lender on the date for such borrowing specified in the relevant notice of borrowing given pursuant to Section 2.03.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest that otherwise would have accrued on the principal amount so paid, prepaid, Converted or not borrowed for the period from the date of such payment, prepayment, Conversion or failure to borrow to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan that would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein over (ii) the amount of interest that otherwise would have accrued on such principal amount at a rate per annum equal to the interest component of the amount such Lender would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender), or if such Lender shall cease to make such bids, the equivalent rate, as reasonably determined by such Lender, derived from Page 3750 of the Dow Jones Markets Service or other publicly available source as described in the definition of "Eurodollar Base Rate" in Section 1.01.

         5.06 U.S. Taxes.

                  (a) The Borrower agrees to pay to each Lender that is not a U.S. Person such additional amounts as are necessary in order that the net payment of any amount due to such non-U.S. Person hereunder after deduction for or withholding in respect of any U.S. Taxes imposed with respect to such payment (or in lieu thereof, payment of such U.S. Taxes by such non-U.S. Person), will not be less than the amount stated herein to be then due and payable, provided that the foregoing obligation to pay such additional amounts shall not apply:

                           (i) to any payment to any Lender hereunder (other than in respect of any Registered Loan) unless such Lender is, on the date hereof (or on the date it becomes a Lender hereunder as provided in Section 12.06(b)) and on the date of any change in the Applicable Lending Office of such Lender, either entitled to submit a Form 1001 (relating to such Lender and entitling it to a complete exemption from withholding on all interest to be received by it hereunder in respect of the Loans) or Form 4224 (relating to all interest to be received by such Lender hereunder in respect of the Loans),

                           (ii) to any payment to any Lender hereunder in respect of a Registered Loan (a "Registered Holder"), unless such Registered Holder (or, if such Registered Holder is not the beneficial owner of such Registered Loan, the beneficial owner thereof) is, on the date hereof (or on the date such Registered Holder becomes a Lender as provided in Section 12.06(b)) and on the date of any change in the Applicable Lending Office of such Lender, entitled to submit a Form W-8, together with an annual certificate stating that (x) such Registered Holder (or beneficial owner, as the case may be) is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, and (y) such Registered Holder (or beneficial owner, as the case may be) shall promptly notify the Borrower if at any time, such Registered Holder (or beneficial owner, as the case may be) determines that it is no longer in a position to provide such certificate to the Borrower (or any other form of certification adopted by the relevant taxing authorities of the United States of America for such purposes), or

                           (iii) to any U.S. Taxes imposed solely by reason of the failure by such non-U.S. Person (or, if such non-U.S. Person is not the beneficial owner of the relevant Loan, such beneficial owner) to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such non-U.S. Person (or beneficial owner, as the case may be) if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Taxes.

For the purposes of this paragraph, (A) "Form 1001" means Form 1001 (Ownership, Exemption, or Reduced Rate Certificate) of the Department of the Treasury of the United States of America, (B) "Form 4224" means Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of the Treasury of the United States of America and (C) "Form W-8" means Form W-8 (Certificate of Foreign Status) of the Department of Treasury of the United States of America. Each of the Forms referred to in the foregoing clauses (A), (B) and (C) shall include such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates.

                  (b) Within 30 days after paying any amount to the Administrative Agent or any Lender from which it is required by law to make any deduction or withholding, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, the Borrower shall deliver to the Administrative Agent for delivery to such non-U.S. Person evidence satisfactory to such Person of such deduction, withholding or payment (as the case may be).

Section 6.  Guarantee.

         6.01 The Guarantee. The Subsidiary Guarantors hereby jointly and severally guarantee to each Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Lenders to, and the Notes held by each Lender of, the Borrower and all other amounts from time to time owing to the Lenders or the Administrative Agent by the Borrower under this Agreement and under the Notes and by any Obligor under any of the other Loan Documents, and all obligations of the Borrower or any of its Subsidiaries to any Lender in respect of any Hedging Agreement, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations"). The Subsidiary Guarantors hereby further jointly and severally agree that if the Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Subsidiary Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

         6.02 Obligations Unconditional. The obligations of the Subsidiary Guarantors under Section 6.01 are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Borrower under this Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 6.02 that the obligations of the Subsidiary Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Subsidiary Guarantors hereunder, which shall remain absolute and unconditional as described above:

                  (a) at any time or from time to time, without notice to the Subsidiary Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                  (b) any of the acts mentioned in any of the provisions of this Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be done or omitted;

                  (c) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

                  (d) any lien or security interest granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected.

The Subsidiary Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against the Borrower under this Agreement or the Notes or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

         6.03 Reinstatement. The obligations of the Subsidiary Guarantors under this Section 6 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Subsidiary Guarantors jointly and severally agree that they will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

         6.04 Subrogation. The Subsidiary Guarantors hereby jointly and severally agree that until the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Commitments of the Lenders under this Agreement they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section 6.01, whether by subrogation or otherwise, against the Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

         Each Subsidiary Guarantor hereby waives all rights of subrogation or contribution, whether arising by contract or operation of law (including, without limitation, any such right arising under the Bankruptcy Code) or otherwise by reason of any payment by it pursuant to the provisions of this
Section 6 and further agrees with the Borrower for the benefit of each of its creditors (including, without limitation, each Lender and the Administrative Agent) that any such payment by it shall constitute a contribution of capital by such Subsidiary Guarantor to the Borrower (or an investment in the equity capital of the Borrower by such Subsidiary Guarantor).

         6.05 Remedies. The Subsidiary Guarantors jointly and severally agree that, as between the Subsidiary Guarantors and the Lenders, the obligations of the Borrower under this Agreement and the Notes may be declared to be forthwith due and payable as provided in Section 10 (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 10) for purposes of Section 6.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Subsidiary Guarantors for purposes of Section 6.01.

         6.06 Instrument for the Payment of Money. Each Subsidiary Guarantor hereby acknowledges that the guarantee in this Section 6 constitutes an instrument for the payment of money, and consents and agrees that any Lender or the Administrative Agent, at its sole option, in the event of a dispute by such Subsidiary Guarantor in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR Section 3213.

         6.07 Continuing Guarantee. The guarantee in this Section 6 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

         6.08 Rights of Contribution. The Subsidiary Guarantors hereby agree, as between themselves, that if any Subsidiary Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Subsidiary Guarantor of any Guaranteed Obligations, each other Subsidiary Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Subsidiary Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the Properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations. The payment obligation of a Subsidiary Guarantor to any Excess Funding Guarantor under this Section 6.08 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Subsidiary Guarantor under the other provisions of this Section 6 and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations.

                  For purposes of this Section 6.08, (i) "Excess Funding Guarantor" means, in respect of any Guaranteed Obligations, a Subsidiary Guarantor that has paid an amount in excess of its Pro Rata Share of such Guaranteed Obligations, (ii) "Excess Payment" means, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations and (iii) "Pro Rata Share" means, for any Subsidiary Guarantor, the ratio (expressed as a percentage) of
(x) the amount by which the aggregate present fair saleable value of all Properties of such Subsidiary Guarantor (excluding any shares of stock of any other Subsidiary Guarantor) exceeds the amount of all the debts and liabilities of such Subsidiary Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Subsidiary Guarantor hereunder and any obligations of any other Subsidiary Guarantor that have been Guaranteed by such Subsidiary Guarantor) to (y) the amount by which the aggregate fair saleable value of all Properties of all of the Subsidiary Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Borrower and the Subsidiary Guarantors hereunder and under the other Loan Documents) of all of the Subsidiary Guarantors, determined
(A) with respect to any Subsidiary Guarantor that is a party hereto on the Closing Date, as of the Closing Date, and (B) with respect to any other Subsidiary Guarantor, as of the date such Subsidiary Guarantor becomes a Subsidiary Guarantor hereunder.

         6.09 General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under Section 6.01 would otherwise, taking into account the provisions of Section 6.08, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 6.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor, any Lender, the Administrative Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

Section 7.  Conditions.

         7.01 Initial Loan. The effectiveness of this Agreement (and the amendment and restatement of the Existing Credit Agreement to be effected hereby) is subject to the condition precedent that the Administrative Agent shall have received the following documents (with, in the case of clauses (a), (b), (c) and (d) below, sufficient copies for each Lender), each of which shall be satisfactory to the Administrative Agent (and to the extent specified below, to each Lender) in form and substance:

                  (a) Reliance Letters. A letter of Hale and Dorr, counsel to the Obligors, and a letter of Milbank, Tweed, Hadley & McCloy, special New York counsel to LCPI, each dated the Effective Date, each referring to their legal opinions delivered pursuant to Section 7.01(a) and (b), respectively, of the Existing Credit Agreement and each authorizing reliance thereon by the Administrative Agent and the Lenders.

                  (b) Notes. The Notes, duly completed and executed for each Lender (except that, in the case of a Registered Holder, Notes shall be required only to the extent that such Registered Holder shall have requested the execution and delivery of a Note pursuant to Section 2.07(e)) in exchange for the Existing Notes.

                  (c) Representations and Warranties Made in Existing Credit Agreement. A certificate of a Senior Officer of the Borrower to the effect that all certificates delivered by the Borrower to the Existing Administrative Agent pursuant to Section 7.01 of the Existing Credit Agreement were true and complete on and as of the Closing Date (or, if any such certificate expressly related to a specific date or the occurrence of a specific event, as of such specific date or the occurrence of such specific event).

                  (d) LCPI Assignment Agreement. A duly executed LCPI Assignment Agreement, together with evidence that all of the conditions to effectiveness set forth therein shall have been satisfied.

                  (e) Notice of Account Designation. A duly executed Notice of Account Designation.

         7.02 Initial and Subsequent Loans. The obligation of the Lenders to make any Loan to the Borrower upon the occasion of each borrowing hereunder is subject to the further conditions precedent that, both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof:

                  (a) the representations and warranties made by the Borrower in
Section 8, and by each Obligor in each of the other Loan Documents to which it is a party, shall be true and complete on and as of the date of the making of such Loan with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

                  (b) no Default shall have occurred and be continuing.

Each notice of borrowing by the Borrower hereunder shall constitute a certification by the Borrower to the effect set forth in the preceding sentence (both as of the date of such notice and, unless the Borrower otherwise notifies the Administrative Agent prior to the date of such borrowing, as of the date of such borrowing).

Section 8.  Representations and Warranties.

         The Borrower represents and warrants to the Administrative Agent and the Lenders that:

         8.01 Organization; Powers. Each of the Borrower and its Subsidiaries:
(a) is a corporation, partnership or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has all requisite corporate or other power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could (either individually or in the aggregate) have a Material Adverse Effect.

         8.02 Authorization; Enforceability. Each Obligor has all necessary corporate power, authority and legal right to execute, deliver and perform its obligations under each of the Basic Documents to which it is a party; the execution, delivery and performance by each Obligor of each of the Basic Documents to which it is a party have been duly authorized by all necessary corporate action on its part (including, without limitation, any required shareholder approvals); and this Agreement has been duly and validly executed and delivered by each Obligor and constitutes, and each of the Notes and the other Basic Documents to which it is a party when executed and delivered by such Obligor (in the case of the Notes, for value) will constitute, its legal, valid and binding obligation, enforceable against each Obligor inaccordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and
(b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         8.03 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency, or any securities exchange, are necessary for the execution, delivery or performance by any Obligor of this Agreement or any of the other Basic Documents to which it is a party or for the legality, validity or enforceability hereof or thereof, except for filings and recordings in respect of the Liens created pursuant to the Security Documents.

         8.04 No Breach. None of the execution and delivery of this Agreement and the Notes and the other Basic Documents, the consummation of the transactions herein and therein contemplated or compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws any Obligor, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Borrower or any of its Subsidiaries is a party or by which any of them or any of their Property is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or (except for the Liens created pursuant to the Security Documents) result in the creation or imposition of any Lien upon any Property of the Borrower or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

         8.05 Financial Condition; No Material Adverse Change.

                  (a) The Borrower has heretofore furnished to each of the Lenders (i) consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at December 31, 1996 and the related consolidated and consolidating statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for the fiscal year ended on such date, with the opinion thereon (in the case of such consolidated balance sheet and statements) of Ernst & Young LLP, and the unaudited consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at September 30, 1997 and the related consolidated and consolidating statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for the nine-month period ended on such date and (ii) consolidated and consolidating balance sheets of Intelicom and its Subsidiaries as at March 31, 1997 and the related consolidated and consolidating statements of income, retained earnings and cash flows of Intelicom and its Subsidiaries for the fiscal year ended on such date, with the opinion thereon (in the case of such consolidated balance sheet and statements) of Ernst & Young LLP, and the unaudited consolidated and consolidating balance sheets of Intelicom and its Subsidiaries as at September 30, 1997 and the related consolidated and consolidating statements of income, retained earnings and cash flows of Intelicom and its Subsidiaries for the six-month period ended on such date. All such financial statements present fairly, in all material respects, the consolidated financial position of the Borrower and its Subsidiaries or Intelicom and its Subsidiaries, as the case may be, and (in the case of such consolidating financial statements) the respective unconsolidated financial position of the Borrower and of each of its Subsidiaries or Intelicom and its Subsidiaries, as the case may be, as at such dates and the consolidated and unconsolidated results of their operations for the fiscal year and nine-month period or six-month period, as the case may be, ended on such dates (subject, in the case of such financial statements as at September 30, 1997, to normal year-end audit adjustments), all in accordance with generally accepted accounting principles and practices applied on a consistent basis. None of the Borrower, Intelicom or their respective Subsidiaries had on the Closing Date any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in such balance sheets as at such dates.

                  (b) Since December 31, 1996, there has been no material adverse change in the consolidated financial condition, operations, business or prospects taken as a whole of the Borrower and its Subsidiaries from that set forth in the financial statements as at such date referred to in paragraph (a) of this Section 8.05. Since September 30, 1997, there has been no material adverse change in the consolidated financial condition, operations, business or prospects taken as a whole of Intelicom and its Subsidiaries from that set forth in the financial statements as at such date referred to in paragraph (a) of this
Section 8.05.

         8.06 Properties.

                  (a) Each of the Borrower and its Subsidiaries owned and had on the Closing Date (after giving effect to the transactions contemplated to occur on or before the Closing Date), good and marketable title (subject only to Liens permitted by Section 9.06) to the Properties shown to be owned in the most recent financial statements referred to in Section 8.05 (other than Properties disposed of in the ordinary course of business or otherwise permitted to be disposed of pursuant to Section 9.05). Each of the Borrower and its Subsidiaries owned and had on the Closing Date (after giving effect to the transactions contemplated to occur on or before the Closing Date), good and marketable title to, and enjoyed on the Closing Date (after giving effect to the transactions contemplated to occur on or before the Closing Date), peaceful and undisturbed possession of, all Properties (subject only to

Liens permitted by Section 9.06) that are necessary for the operation and conduct of its businesses.

                  (b) Each of the Borrower and its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         8.07 Litigation. There are no legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of the Borrower) threatened against the Borrower or any of its Subsidiaries that, if adversely determined, could (either individually or in the aggregate) have a Material Adverse Effect.

         8.08 Environmental Matters. Each of the Borrower and its Subsidiaries has obtained all environmental, health and safety permits, licenses and other authorizations required under all Environmental Laws to carry on its business as now being or as proposed to be conducted, except to the extent failure to have any such permit, license or authorization would not (either individually or in the aggregate) have a Material Adverse Effect. Each of such permits, licenses and authorizations is in full force and effect and each of the Borrower and its Subsidiaries is in compliance with the terms and conditions thereof, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply therewith would not (either individually or in the aggregate) have a Material Adverse Effect. In addition, no notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened by any governmental or other entity with respect to any alleged failure by the Borrower or any of its Subsidiaries to have any environmental, health or safety permit, license or other authorization required under any Environmental Law in connection with the conduct of the business of the Borrower or any of its Subsidiaries or with respect to any generation, treatment, storage, recycling, transportation, discharge or disposal, or any Release of any Hazardous Materials generated by the Borrower or any of its Subsidiaries. All environmental investigations, studies, audits, tests, reviews or other analyses conducted by or that are in the possession of the Borrower or any of its Subsidiaries in relation to facts, circumstances or conditions at or affecting any site or facility now or previously owned, operated or leased by the Borrower or any of its Subsidiaries and that could result in a Material Adverse Effect have been made available to the Lenders.

         8.09 Compliance with Laws and Agreements. Each of the Borrower and its Subsidiaries is in compliance with all laws, regulations and orders of any governmental or regulatory authority or agency applicable to it or its Property and all indentures, agreements and other instruments binding upon it or its Property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         8.10 Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         8.11 Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         8.12 Taxes. The Borrower and its Subsidiaries have filed all Federal income tax returns and all other material tax returns that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any of its Subsidiaries. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Borrower, adequate. The Borrower has not given or been requested to give a waiver of the statute of limitations relating to the payment of any Federal, state, local and foreign taxes or other impositions.

         8.13 ERISA. Each Plan, and, to the knowledge of the Borrower, each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or State law, and no ERISA Event has occurred and is continuing as to which the Borrower would be under an obligation to furnish a report to the Lenders under Section 9.02(c).

         8.14 True and Complete Disclosure. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Obligors to the Administrative Agent, the Arranger or any Lender in connection with the negotiation, preparation or delivery of this Agreement and the other Loan Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the Closing Date by the Borrower and its Subsidiaries to the Administrative Agent, the Arranger and the Lenders in connection with this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby was and will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to the Borrower that could have a Material Adverse Effect that has not been disclosed herein, in the other Loan Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lenders for use in connection with the transactions contemplated hereby or thereby.

         8.15 Use of Credit. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any Loan hereunder will be used to buy or carry any Margin Stock.

         8.16 Material Agreements and Liens.

                  (a) Part A of Schedule I is a complete and correct list of each credit agreement, loan agreement, indenture, purchase agreement, guarantee, letter of credit or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) to, or guarantee by, the Borrower or any of its Subsidiaries outstanding on the Closing Date (after giving effect to the transactions contemplated to occur on or before the Closing Date), the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $25,000, and the aggregate principal or face amount outstanding or that may become outstanding under each such arrangement is correctly described in Part A of Schedule I.

                  (b) Part B of Schedule I is a complete and correct list of each Lien securing Indebtedness of any Person outstanding on the Closing Date, (after giving effect to the transactions contemplated to occur on or before the Closing Date), the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $25,000 and covering any Property of the Borrower or any of its Subsidiaries, and the aggregate Indebtedness secured (or that may be secured) by each such Lien and the Property covered by each such Lien is correctly described in Part B of Schedule I.

         8.17 Subsidiaries, Etc.

                  (a) Set forth in Part A of Schedule III is a complete and correct list of all of the Subsidiaries of the Borrower as of the Closing Date (after giving effect to the transactions contemplated to occur on or before the Closing Date), together with, for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary,

(ii) each Person holding ownership interests in such Subsidiary and (iii) the nature of the ownership interests held by each such Person and the percentage of ownership of such Subsidiary represented by such ownership interests. Except as disclosed in Part A of Schedule III, (x) each of the Borrower and its Subsidiaries owns, or will own on the Closing Date (after giving effect to the transactions contemplated to occur on or before the Closing Date), free and clear of Liens (other than Liens created pursuant to the Security Documents), and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in Part A of Schedule III, (y) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (z) there are no outstanding Equity Rights with respect to such Person.

                  (b) Set forth in Part B of Schedule III is a complete and correct list of all Investments (other than Investments disclosed in Part A of Schedule III) held by the Borrower or any of its Subsidiaries in any Person on the Closing Date (after giving effect to the transactions contemplated to occur on or before the Closing Date) and, for each such Investment, (x) the identity of the Person or Persons holding such Investment and (y) the nature of such Investment. Except as disclosed in Part B of Schedule III, each of the Borrower and its Subsidiaries owns (or will own, after giving effect to the transactions contemplated to occur on or before the Closing Date), free and clear of all Liens (other than Liens created pursuant to the Security Documents), all such Investments.

                  (c) None of the Subsidiaries of the Borrower was, on the Closing Date, subject to any indenture, agreement, instrument or other arrangement of the type described in Section 9.14.

         8.18 Solvency. The aggregate value of all Properties of the Borrower and its Subsidiaries at their present fair saleable value (i.e., the amount that may be realized within a reasonable time, considered to be six months to one year, either through collection or sale at the regular market value, conceiving the latter as the amount that could be obtained for the Property in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions), exceed the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of the Borrower and its Subsidiaries. The Borrower and its Subsidiaries do not, on a consolidated basis, have an unreasonably small capital with which to conduct their business operations. The Borrower and its Subsidiaries have, on a consolidated basis, sufficient cash flow to enable them to pay their debts as they mature.

         8.19 Property of Obligors located in Maryland and Texas. The value of any Property of any Obligor which is located in (i) the State of Maryland does not exceed $30,000 and (ii) the State of Texas does not exceed $2,500.

         8.20 Year 2000 Analysis. The Borrower has conducted a review and assessment of its computer applications and made inquiry of its key suppliers, vendors and customers with respect to the risk that computer applications may not be able to properly perform data-sensitive functions after December 31,
1999) and has concluded that such risk will not result in a material adverse change in its business condition (financial or otherwise), operations, properties or prospects, or ability to repay amounts owing hereunder.

Section 9. Covenants of the Borrower.

         The Borrower covenants and agrees with the Lenders and the Administrative Agent that, so long as any Commitment or Loan is outstanding and until payment in full of all amounts payable by the Borrower hereunder:

         9.01 Financial Statements and Other Information. The Borrower shall deliver to each of the Lenders:

                  (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, consolidated statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for such fiscal year and the related consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated figures for the preceding fiscal year, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such consolidated financial statements present fairly, in all material respects, the consolidated financial position and results of operations of the Borrower and its Subsidiaries as at the end of, and for, such fiscal year in accordance with generally accepted accounting principles, and a statement of such accountants to the effect that, in making the examination necessary for their opinion, nothing came to their attention that caused them to believe that the Borrower was not in compliance with Section 9.10 (which statement may be limited to the extent required by accounting rules and guidelines);

                  (b) as soon as available and in any event within 45 days after the end of each quarterly fiscal period of each fiscal year of the Borrower, consolidated and consolidating statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such period (provided that the Borrower shall not be required to report with respect to Foreign Subsidiaries and Subsidiaries having no material assets, rights, liabilities or obligations other than membership in or stock of such Foreign Subsidiaries), setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the corresponding periods in the preceding fiscal year

(except that, in the case of balance sheets, such comparison shall be to the last day of the prior fiscal year), accompanied by a certificate of a Financial Officer of the Borrower, which certificate shall state that such consolidated financial statements present fairly, in all material respects, the consolidated financial position and results of operations of the Borrower and its Subsidiaries, and such consolidating financial statements fairly present the respective individual unconsolidated financial condition and results of operations of the Borrower and of each of its Subsidiaries, in each case in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

                  (c) concurrently with any delivery of financial statements under clause (a) or (b) of this Section 9.01, a certificate of a Financial Officer of the Borrower (i) to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Borrower has taken or proposes to take with respect thereto) and (ii) setting forth in reasonable detail the computations necessary to determine whether the Borrower is in compliance with Section 9.10 as of the end of the respective quarterly fiscal period or fiscal year;

                  (d) promptly upon their becoming available, copies of all registration statements and regular periodic reports, if any, that the Borrower shall have filed with the Securities and Exchange Commission (or any governmental agency substituted therefor) or any national securities exchange;

                  (e) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed; and

                  (f) from time to time such other information regarding the financial condition, operations, business or prospects of the Borrower or any of its Subsidiaries (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA), or compliance with the terms of this Agreement and the other Loan Documents, as any Lender or the Administrative Agent may reasonably request.

         9.02 Notices of Material Events. The Borrower will furnish the following to the Administrative Agent and each Lender in writing:

                  (a) promptly after the Borrower knows or has reason to believe that any Default has occurred, notice of such Default;

                  (b) prompt notice of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, and of any material development in respect of such legal or other proceedings, affecting the

Borrower or any of its Subsidiaries, except proceedings that, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect;

                  (c) as soon as possible, and in any event within ten days after the Borrower knows or has reason to believe that any ERISA Event has occurred or exists, notice of the occurrence of such ERISA Event and a copy of any report or notice required to be filed with or given to the PBGC by the Borrower or an ERISA Affiliate with respect to such ERISA Event;

                  (d) prompt notice of the assertion of any environmental matter by any Person against, or with respect to the activities of, the Borrower or any of its Subsidiaries and notice of any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations, other than any environmental matter or alleged violation that, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect; and

                  (e) prompt notice of any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section 9.02 shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

         9.03 Existence, Etc. Each Obligor will, and will cause each of its Subsidiaries to:

                  (a) preserve and maintain its legal existence and all of its material rights, privileges, licenses, contracts and franchises (provided that nothing in this Section 9.03 shall prohibit any transaction expressly permitted under Section 9.05);

                  (b) comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements could (either individually or in the aggregate) have a Material Adverse Effect;

                  (c) pay its obligations, including taxes, assessments and governmental charges or levies, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect;

                  (d) maintain all of its Properties used or useful in its business in good working order and condition, ordinary wear and tear excepted;

                  (e) keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied; and

                  (f) permit representatives of any Lender or the Administrative Agent, during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Lender or the Administrative Agent (as the case may be).

         9.04 Insurance. Each Obligor will, and will cause each of its Subsidiaries to, maintain insurance, naming the Administrative Agent as loss payee or an additional insured as its interests may appear for the benefit of itself and the Lenders, with financially sound and reputable insurance companies, and with respect to Property and risks of a character usually maintained by corporations engaged in the same or similar business similarly situated, against loss, damage and liability of the kinds and in the amounts customarily maintained by such corporations.

         9.05 Prohibition of Fundamental Changes. The Borrower will not, nor will it permit any of its Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution).

                  The Borrower will not, nor will it permit any of its Subsidiaries to, acquire any business or Property from, or capital stock of, or be a party to any acquisition of, any Person except for purchases of inventory and other Property to be sold or used in the ordinary course of business, Investments permitted under Section 9.08(f) and Capital Expenditures permitted under Section 9.10(e).

                  The Borrower will not, nor will it permit any of its Subsidiaries to, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any part of its business or Property, whether now owned or hereafter acquired (including, without limitation, receivables and leasehold interests, but excluding (i) obsolete or worn-out Property, tools or equipment no longer used or useful in its business so long as the amount thereof sold in any single fiscal year by the Borrower and its Subsidiaries shall not have a fair market value in excess of $100,000 and (ii) any inventory or other Property sold or disposed of in the ordinary course of business and on ordinary business terms). Notwithstanding the foregoing provisions of this Section 9.05:

                  (a) any Subsidiary of the Borrower may be merged or consolidated with or into: (i) the Borrower if the Borrower shall be the continuing or surviving corporation or (ii) any other such Subsidiary; provided that (x) if any such transaction shall be between a Subsidiary and a Wholly Owned Subsidiary, the Wholly Owned Subsidiary shall be the continuing or surviving corporation and (y) if any such transaction shall be between a Subsidiary Guarantor and a Subsidiary not a Subsidiary Guarantor, and such Subsidiary Guarantor is not the continuing or surviving corporation, then the continuing or surviving corporation shall have assumed all of the obligations of such Subsidiary Guarantor hereunder and under the other Loan Documents;

                  (b) any Subsidiary of the Borrower may sell, lease, transfer or otherwise dispose of any or all of its Property (upon voluntary liquidation or otherwise) to the Borrower or a Wholly Owned Subsidiary of the Borrower; provided that if any such sale is by a Subsidiary Guarantor to a Subsidiary of the Borrower not a Subsidiary Guarantor, then such Subsidiary shall have assumed all of the obligations of such Subsidiary Guarantor hereunder and under the other Loan Documents; and

                  (c) the Borrower or any Subsidiary of the Borrower may merge or consolidate with any other Person if (i) in the case of a merger or consolidation of the Borrower, the Borrower is the surviving corporation and, in any other case, the surviving corporation is a Wholly Owned Subsidiary of the Borrower and (ii) after giving effect thereto no Default would exist hereunder.

         9.06 Liens. The Borrower will not, nor will it permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except:

                  (a) Liens created pursuant to the Security Documents;

                  (b) Liens in existence on the Closing Date and listed in Part B of Schedule I (excluding, however, Liens securing Indebtedness to be repaid with the proceeds of the initial Loans, as indicated on Schedule I);

                  (c) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower or the affected Subsidiaries, as the case may be, in accordance with GAAP;

                  (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith and by appropriate proceedings and Liens securing judgments but only to the extent for an amount and for a period not resulting in an Event of Default under clause (k) of Section 10;

                  (e) pledges or deposits under worker's compensation, unemployment insurance and other social security legislation;

                  (f) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (g) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Property or minor imperfections in title thereto that, in the aggregate, are not material in amount, and that do not in any case materially detract from the value of the Property subject thereto or interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries; and

                  (h) Liens upon real and/or tangible personal Property acquired after the Closing Date (by purchase, construction or otherwise) by the Borrower or any of its Subsidiaries, each of which Liens either (A) existed on such Property before the time of its acquisition and was not created in anticipation thereof or (B) was created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including the cost of construction) of such Property; provided that (i) no such Lien shall extend to or cover any Property of the Borrower or such Subsidiary other than the Property so acquired and improvements thereon and (ii) the principal amount of Indebtedness secured by any such Lien shall not exceed 80% of the fair market value (as determined in good faith by a Financial Officer of the Borrower) of such Property at the time it was acquired (by purchase, construction or otherwise).

         9.07 Indebtedness. The Borrower will not, nor will it permit any of its Subsidiaries to, create, incur or suffer to exist any Indebtedness except:

                  (a) Indebtedness to the Lenders hereunder;

                  (b) Indebtedness outstanding on the Closing Date and listed in Part A of Schedule I (excluding, the Indebtedness to be repaid with the proceeds of the initial Loans, as indicated on Schedule I);

                  (c) Indebtedness of Subsidiaries of the Borrower to the Borrower or to other Subsidiaries of the Borrower; and

                  (d) additional Indebtedness of the Borrower and its Subsidiaries (including, without limitation, Capital Lease Obligations and other Indebtedness secured by Liens permitted under Section 9.06(h)) up to but not exceeding $10,000,000 at any one time outstanding.

         9.08 Investments. The Borrower will not, nor will it permit any of its Subsidiaries to, make or permit to remain outstanding any Investments except:

                  (a) Investments outstanding on the Closing Date and identified in Part B of Schedule IV;

                  (b) operating deposit accounts with banks;

                  (c) Permitted Investments;

                  (d) Investments by the Borrower and its Subsidiaries in the Borrower and its Subsidiaries;

                  (e) Hedging Agreements entered into in the ordinary course of business as bona fide hedges and not for speculative purposes; and

                  (f) additional Investments (including, without limitation, Investments in foreign Subsidiaries) up to but not exceeding $5,000,000 in the aggregate.

         9.09 Restricted Payments. The Borrower will not, nor will it permit any of its Subsidiaries to, declare or make any Restricted Payment at any time. Nothing herein shall be deemed to prohibit the payment of dividends by any Subsidiary of the Borrower to the Borrower or to any other Subsidiary of the Borrower.

         9.10 Certain Financial Covenants.

                  (a) Leverage Ratio. The Borrower will not permit the Leverage Ratio to exceed the following respective ratios at any time during the following respective periods:


                     Period                                     Ratio
-----------------------------------------------------    ----------------------

From the Closing Date through January 1, 1999            3.50     to   1
From January 2, 1999 through January 1, 2000             3.00     to   1
From January 2, 2000 and at all times thereafter         2.5      to   1

                  (b) Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio to be less than the following respective ratios at any time during the following respective periods:


                   Period                                      Ratio
----------------------------------------------------    ----------------------

From the Closing Date through January 1, 1999           3.00     to   1
From January 2, 1999 through January 1, 2000            3.50     to   1
From January 2, 2000 and at all times thereafter        4.0      to   1


                  (c) Fixed Charges Ratio. The Borrower will not permit the Fixed Charges Ratio to be less than 1.10 to 1.

                  (d) Capital Expenditures. The Borrower will not permit the aggregate amount of Capital Expenditures by the Borrower and its Subsidiaries to exceed the respective amounts for the respective periods listed in Schedule IV hereto.

         9.11 Hedging Agreements. The Borrower will within 90 days of the Closing Date enter into, and thereafter maintain in full force and effect, one or more Hedging Agreements with one or more of the Lenders (and/or with a bank or other financial institution having capital, surplus and undivided profits of at least $500,000,000), that effectively enables the Borrower (in a manner satisfactory to the Arranger) to protect itself against interest rate fluctuations as to a notional principal amount at least equal to $35,000,000.

         9.12 Lines of Business. The Borrower will not, nor will it permit any of its Subsidiaries to, engage to any substantial extent in any line or lines of business activity other than the business referred to in the recitals of this Agreement.

         9.13 Transactions with Affiliates. Except as expressly permitted by this Agreement, the Borrower will not, nor will it permit any of its Subsidiaries to, directly or indirectly: (a) make any Investment in an Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any Property to an Affiliate; (c) merge into or consolidate with or purchase or acquire Property from an Affiliate; or (d) enter into any other transaction directly or indirectly with or for the benefit of an Affiliate (including, without limitation, Guarantees and assumptions of obligations of an Affiliate); provided that (x) any Affiliate who is an individual may serve as a director, officer or employee of the Borrower or any of its Subsidiaries and receive reasonable compensation for his or her services in such capacity and (y) the Borrower and its Subsidiaries may enter into transactions (other than extensions of credit by the Borrower or any of its Subsidiaries to an Affiliate) providing for the leasing of

Property, the rendering or receipt of services or the purchase or sale of inventory and other Property in the ordinary course of business if the monetary or business consideration arising therefrom would be substantially as advantageous to the Borrower and its Subsidiaries as the monetary or business consideration that would obtain in a comparable transaction with a Person not an Affiliate.

         9.14 Restrictive Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions existing on the Closing Date identified on Schedule II (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause
(a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) of the foregoing shall not apply to customary provisions in leases restricting the assignment thereof.

         9.15 Subsidiary Indebtedness. The Borrower will not permit its Subsidiaries to maintain or incur any Indebtedness except Indebtedness permitted by Section 9.07 hereof.

         9.16 Use of Proceeds. The Borrower will use the proceeds of the Term Loans hereunder solely to finance the consummation of the Acquisition and to pay related fees and expenses and the proceeds of the Revolving Credit Loans solely to finance the consummation of the Acquisition and for general corporate purposes (including working capital) of the Borrower and its subsidiaries in ordinary course of business after the consummation of the Agreement (in compliance with all applicable legal and regulatory requirements, including, without limitation, Regulations G, T, U and X and the Securities Act of 1933 and the Securities Exchange Act of 1934 and the regulations thereunder); provided that neither the Administrative Agent nor any Lender shall have any responsibility as to the use of any of such proceeds.

         9.17 Certain Obligations Respecting Subsidiaries.

                  (a) Subsidiary Guarantors. The Borrower will take such action, and will cause each of its Subsidiaries to take such action, from time to time as shall be necessary to ensure that all Subsidiaries of the Borrower (including all Subsidiaries formerly, but no longer, qualifying as Excluded Subsidiaries) are "Subsidiary Guarantors" hereunder. Without limiting the generality of the foregoing, in the event that the Borrower or any of its Subsidiaries shall form or acquire any new Subsidiary that shall constitute a Subsidiary hereunder, the Borrower and its Subsidiaries will cause such new Subsidiary to

                           (i) become a "Subsidiary Guarantor" hereunder, and a "Securing Party" under the Security Agreement pursuant to a Guarantee Assumption Agreement,

                           (ii) cause such Subsidiary to take such action (including, without limitation, delivering such shares of stock, executing and delivering such Uniform Commercial Code financing statements) as shall be necessary to create and perfect valid and enforceable first priority Liens on substantially all of the personal Property of such new Subsidiary as collateral security for the obligations of such new Subsidiary hereunder and

                           (iii) deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Obligor pursuant to Section
         7.01 on the Closing Date or as the Administrative Agent shall have requested.

Notwithstanding anything contained herein to the contrary, (x) no Subsidiary of the Borrower that (1) is organized and conducts substantially all of its business outside of the United States of America (a "Foreign Subsidiary") or (2) qualifies as an Excluded Subsidiary shall be required to become a "Subsidiary Guarantor" hereunder or a "Securing Party" under the Security Agreement, (y) unless the Majority Lenders reasonably determine that a Foreign Subsidiary (including its Subsidiaries) is material to the Property, business, operations, financial condition, prospects or liabilities of the Borrower and its Subsidiaries taken as a whole, no capital stock of any Foreign Subsidiary shall be required to be pledged under the Security Agreement and (z) notwithstanding the preceding clause (y), no more than 65% of the voting stock of any Foreign Subsidiary shall be required to be pledged under the Security Agreement.

                  (b) Ownership of Subsidiaries. The Borrower will, and will cause each of its Subsidiaries to, take such action from time to time as shall be necessary to ensure that each of its Subsidiaries is a Wholly Owned Subsidiary. In the event that any additional shares of stock shall be issued by any Subsidiary, the respective

Obligor agrees forthwith to deliver to the Administrative Agent pursuant to the Security Agreement the certificates evidencing such shares of stock, accompanied by undated stock powers executed in blank and to take such other action as the Administrative Agent shall request to perfect the security interest created therein pursuant to the Security Agreement.

         9.18 Modifications of Certain Documents. The Borrower will not consent to any modification, supplement or waiver of any Acquisition Document without the prior consent of the Administrative Agent (with the approval of the Majority Lenders).

         9.19 Environmental Survey. If requested by the Majority Lenders and if such request is consented to by the Administrative Agent, the Borrower shall furnish to the Lenders no later than 90 days after such request an environmental survey and assessment prepared by a firm of licensed engineers (familiar with the identification of toxic and hazardous substances) in form and scope satisfactory to the Majority Lenders, such environmental survey and assessment to be based upon physical on-site inspections by such firm of each of the existing sites and facilities owned, operated or leased by the Borrower and its Subsidiaries, as well as an historical review of the uses of such sites and facilities and of the business and operations of the Borrower and its Subsidiaries (including any former Subsidiaries or divisions of the Borrower or any of its Subsidiaries that have been disposed of prior to the date of such survey and assessment and with respect to which the Borrower or any of its Subsidiaries may have retained liability for Environmental Claims).

         9.20 Property of Obligors located in Maryland and Texas. The value of any Property of any Obligor which is located in (i) the State of Maryland shall not at any time exceed $30,000 and (ii) the State of Texas shall not at any time exceed $2,500.

Section 10.  Events of Default.

         If one or more of the following events (herein called "Events of Default") shall occur and be continuing:

                  (a) the Borrower shall default in the payment of any principal of any Loan when due (whether at stated maturity or at mandatory or optional prepayment);

                  (b) the Borrower shall default in the payment of any interest on any Loan, any fee or any other amount (other than an amount referred to in clause (a) of this Section 10) payable by it hereunder or under any other Loan Document when due and such default shall have continued unremedied for 3 or more Business Days;

                  (c) any representation, warranty or certification made or deemed made herein or in any other Loan Document (or in any modification or supplement hereto or thereto) by the Borrower or any of its Subsidiaries, or any certificate furnished to any Lender or the Administrative Agent pursuant to the provisions hereof or thereof, shall prove to have been false or misleading as of the time made or furnished in any material respect;

                  (d) the Borrower shall default in the performance of any of its obligations under any of Sections 9.02, 9.05, 9.06 (except in cases where such default under 9.06 is involuntary), 9.07, 9.09, 9.10, 9.13, 9.14, 9.15,
9.17 or 9.18 or any Obligor shall default in the performance of any of its obligations under Section 4.02 or 5.02 of the Security Agreement;

                  (e) any Obligor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Section 10) or any other Loan Document and such failure shall continue unremedied for a period of 30 or more days after notice thereof to the Borrower by the Administrative Agent or any Lender (through the Administrative Agent);

                  (f) the Borrower or any of its Subsidiaries shall default in the payment when due of any principal of or interest on any of its other Indebtedness aggregating $1,000,000 or more; or the Borrower or any of its Subsidiaries shall default in the payment when due of any amount aggregating $1,000,000 or more under any Hedging Agreement;

                  (g) any event specified in any note, agreement, indenture or other document evidencing or relating to any other Indebtedness aggregating $1,000,000 or more of the Borrower or any of its Subsidiaries shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity or to have the interest rate thereon reset to a level so that securities evidencing such Indebtedness trade at a level specified in relation to the par value thereof; or any event specified in any Hedging Agreement shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit, termination or liquidation payment or payments aggregating $1,000,000 or more to become due];

                  (h) a proceeding or case shall be commenced, without the application or consent of the Borrower or its affected Subsidiary, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of the Borrower or such Subsidiary or of all or any substantial part of its Property, or (iii) similar relief in respect of the Borrower or such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Borrower or any of its Subsidiaries shall be entered in an involuntary case under the Bankruptcy Code;

                  (i) the Borrower or any of its Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code,
(iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vi) take any corporate action for the purpose of effecting any of the foregoing;

                  (j) the Borrower or any of its Subsidiaries shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due;

                  (k) a final judgment or judgments for the payment of money of $1,000,000 or more in the aggregate shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against the Borrower or any of its Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Borrower or the relevant Subsidiary shall not, within such period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal;

                  (l) an event or condition specified in Section 9.01(c) shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, the Borrower or any ERISA Affiliate shall incur or in the opinion of the Majority Lenders shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or the PBGC (or any combination of the foregoing) that, in the determination of the Majority Lenders, would (either individually or in the aggregate) have a Material Adverse Effect;

                  (m) a reasonable basis shall exist for the assertion against the Borrower or any of its Subsidiaries, or any predecessor in interest of the Borrower or any of its Subsidiaries or Affiliates, of (or there shall have been asserted against the Borrower or any of its Subsidiaries) any claims or liabilities, whether accrued, absolute or contingent, based on or arising from the generation, storage, transport, handling or disposal of Hazardous Materials by the Borrower or any of its Subsidiaries, Affiliates or predecessors that, in the judgment of the Majority Lenders, are reasonably likely to be determined adversely to the Borrower or any of its Subsidiaries, and the amount thereof (either individually or in the aggregate) is reasonably likely to have a Material Adverse Effect (insofar as such amount is payable by the Borrower or any of its Subsidiaries but after deducting any portion thereof that is reasonably expected to be paid by other creditworthy Persons jointly and severally liable therefor);

                  (n) Any one or more of the following shall occur and be continuing:

                           (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934 (the "Exchange Act")) is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 20% of the voting stock of Borrower; or

                           (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election by such Board of Directors or whose nomination for election by the Borrower's shareholders was approved by a vote of a majority of the Borrower's directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Borrower's directors then in office; or

                  (o) the Liens created by the Security Documents shall at any time not constitute a valid and perfected Lien on the collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Administrative Agent, free and clear of all other Liens (other than Liens permitted under Section 9.06 or under the respective Security Documents), or, except for expiration in accordance with its terms, any of the Security Documents shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by any Obligor;

THEREUPON: (1) in the case of an Event of Default other than one referred to in clause (h) or (i) of this Section 10 with respect to any Obligor, the Administrative

Agent may (with the consent of the Majority Lenders), by notice to the Borrower, terminate the Commitments and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Obligors hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05) to be forthwith due and payable (provided that (A) if so requested by the Majority Revolving Credit Lenders, the Administrative Agent shall take such action with respect to the Revolving Credit Commitments and/or the Revolving Credit Loans and such interest and other amounts to the extent owed to the Revolving Credit Lender and (B) if so requested by the Majority Term Loan Lenders, the Administrative Agent shall take such action with respect to the Term Loan Commitments and the Term Loans and such interest and other amounts to the extent owed to the Term Loan Lenders), whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each Obligor; and (2) in the case of the occurrence of an Event of Default referred to in clause (h) or (i) of this Section 10 with respect to any Obligor, the Commitments shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Obligors hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each Obligor.

Section 11.  The Administrative Agent and the Arranger.

         11.01 Appointment, Powers and Immunities. Each Lender hereby appoints and authorizes the Administrative Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement and of the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in Section
11.05 and the first sentence of Section 11.06 hereof shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents):

                  (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and in the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Lender;

                  (b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or in any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Note or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrower or any other Person to perform any of its obligations hereunder or thereunder;

                  (c) shall not, except to the extent expressly instructed by the Majority Lenders with respect to collateral security under the Security Documents, be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document; and

                  (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct.

The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Administrative Agent may deem and treat the payee (or Registered Holder, as the case may be) of a Note as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with the Administrative Agent, together with the consent of the Borrower to such assignment or transfer (to the extent required by Section 12.06(b) hereof).

         11.02 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including, without limitation, any thereof by telephone, telecopy, telegram or cable) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Majority Lenders, and such instructions of the Majority Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

         11.03 Defaults. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default unless the Administrative Agent has received notice from a Lender or the Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Section 11.07 hereof) take such action with respect to such Default as shall be directed by the Majority Lenders, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Majority Lenders or all of the Lenders.

         11.04 Rights as a Lender. With respect to its Commitment and the Loans made by it, First Union (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. First Union (and any successor acting as Administrative Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in and generally engage in any kind of banking, trust or other business with the Credit Parties (and any of their Subsidiaries or Affiliates) as if it were not acting as the Administrative Agent, and First Union (and any such successor) and its affiliates may accept fees and other consideration from the Credit Parties for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

         11.05 Indemnification. The Lenders agree to indemnify the Administrative Agent and the Arranger (to the extent not reimbursed under Section 12.04 hereof, but without limiting the obligations of the Borrower under said Section 12.04) ratably in accordance with the aggregate principal amount of the Loans held by the Lenders (or, if no Loans are at the time outstanding, ratably in accordance with their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent or the Arranger (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses that the Borrower is obligated to pay under Section 12.04 hereof, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

         11.06 Non-Reliance on Administrative Agent, Arranger and Other Lenders. Each Lender agrees that it has, independently and without reliance on the Administrative Agent, the Arranger or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent, the Arranger or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or under any other Loan Document. Neither the Administrative Agent nor the Arranger shall be required to keep itself informed as to the performance or observance by any Credit Party of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the Properties or books of the Borrower or any of its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder or under the Security Documents, neither the Administrative Agent nor the Arranger shall have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower or any of its Subsidiaries (or any of their affiliates) that may come into the possession of the Administrative Agent, the Arranger or any of their respective affiliates.

         11.07 Failure to Act. Except for action expressly required of the Administrative Agent hereunder and under the other Loan Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under Section 11.05 hereof against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

         11.08 Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower, and the Administrative Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, that shall be a bank that has an office in New York, New York. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring

Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

         11.09 Consents under Other Loan Documents. Except as otherwise provided in Section 12.03 hereof with respect to this Agreement, the Administrative Agent may, with the prior consent of the Majority Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Loan Documents, provided that, without the prior consent of each Lender, the Administrative Agent shall not (except as provided herein or in the Security Documents) release any collateral or otherwise terminate any Lien under any Security Document providing for collateral security, agree to additional obligations being secured by such collateral security (unless the Lien for such additional obligations shall be junior to the Lien in favor of the other obligations secured by such Security Document, in which event the Administrative Agent may consent to such junior Lien provided that it obtains the consent of the Majority Lenders thereto), alter the relative priorities of the obligations entitled to the benefits of the Liens created under the Security Documents or release any guarantor under any Security Document from its guarantee obligations thereunder, except that no such consent shall be required, and the Administrative Agent is hereby authorized, to release any Lien covering Property (and to release any such guarantor) that is the subject of either a disposition of Property permitted hereunder or a disposition to which the Majority Lenders have consented.

         11.10 Arranger. Except as provided in this Section 11, and in Sections
9.11 and 12.06(b), the Arranger shall not have any rights or obligations under this Agreement or in connection with the syndication of the Commitments hereunder, other than in its capacity as a "Lender" hereunder.

Section 12.  Miscellaneous.

         12.01 Notices. All notices, requests and other communications provided for herein and in the Security Documents (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy), delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof (below the name of the Borrower, in the case of any Subsidiary Guarantor); or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

         12.02 Waiver. No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         Each Obligor irrevocably waives, to the fullest extent permitted by applicable law, any claim that any action or proceeding commenced by the Administrative Agent or any Lender relating in any way to this Agreement should be dismissed or stayed by reason, or pending the resolution, of any action or proceeding commenced by any Obligor relating in any way to this Agreement whether or not commenced earlier. To the fullest extent permitted by applicable law, the Obligors shall take all measures necessary for any such action or proceeding commenced by the Administrative Agent or any Lender to proceed to judgment prior to the entry of judgment in any such action or proceeding commenced by any Obligor.

         12.03 Amendments, Etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be modified or supplemented only by an instrument in writing signed by the Borrower and the Majority Lenders, or by the Borrower and the Administrative Agent acting with the consent of the Majority Lenders, and any provision of this Agreement may be waived by the Majority Lenders or by the Administrative Agent acting with the consent of the Majority Lenders; provided that: (a) no modification, supplement or waiver shall, unless by an instrument signed by all of the Lenders or by the Administrative Agent acting with the consent of all of the Lenders: (i) increase, or extend the term of any of the Commitments, or extend the time or waive any requirement for the reduction or termination of any of the Commitments, (ii) extend the date fixed for the payment of principal of or interest on any Loan or any fee hereunder, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon or any fee is payable hereunder, (v) alter the rights or obligations of the Borrower to prepay Loans, (vi) alter the manner in which payments or prepayments of principal, interest or other amounts hereunder shall be applied as between the Lenders or Types or Classes of Loans, (vii) alter the terms of this Section 12.03, (viii) modify the definition of the term "Majority Lenders", "Majority Revolving Credit Lenders" or "Majority Term Loan Lenders", or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof,
(ix) release any Subsidiary Guarantor from any of its guarantee obligations under Section 6, or (x) waive any of the conditions precedent set forth in
Section 7.01; (b) any modification or supplement of Section 11, or of any of the rights or duties of the Administrative Agent hereunder, shall require the consent of the Administrative Agent; and (c) any modification or supplement of
Section 6 shall require the consent of each Subsidiary Guarantor.

         Anything in this Agreement to the contrary notwithstanding, no waiver or modification of any provision of this Agreement that has the effect (either immediately or at some later time) of enabling the Borrower to satisfy a condition precedent to the making of a Revolving Credit Loan shall be effective against the Revolving Credit Lenders for the purposes of the Revolving Credit Commitments unless the Majority Revolving Credit Lenders shall have concurred with such waiver or modification.

         12.04 Expenses, Etc. The Borrower agrees to pay or reimburse each of the Lenders, LCPI and the Administrative Agent for: (a) all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reason able fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to LCPI) in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents and the making of the Loans hereunder and (ii) the negotiation or preparation of any modification, supplement or waiver of any of the terms of this Agreement or any of the other Loan Documents (whether or not consummated);
(b) all reasonable out-of-pocket costs and expenses of the Lenders and the Administrative Agent (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any Default and any enforcement or collection proceedings resulting therefrom, including, without limitation, all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 12.04; and (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any of the other Loan Documents or any other document referred to herein or therein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Security Document or any other document referred to therein.

         The Borrower hereby agrees to indemnify the Administrative Agent, LCPI, the Arranger and each Lender and their respective directors, officers, employees, attorneys and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them (including, without limitation, any and all losses, liabilities, claims, damages or expenses incurred by the Administrative Agent to any Lender, whether or not the Administrative Agent or any Lender is a party thereto) arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to the Loans hereunder or any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Loans hereunder, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). Without limiting the generality of the foregoing, the Borrower will (x) indemnify the Administrative Agent for any payments that the Administrative Agent is required to make under any indemnity issued to any bank referred to in Section 4.02 of the Security Agreement to which remittances in respect of Accounts, as defined therein, are to be made and (y) indemnify the Administrative Agent, LCPI, the Arranger and each Lender from, and hold the Administrative Agent, LCPI, the Arranger and each Lender harmless against, any losses, liabilities, claims, damages or expenses described in the preceding sentence (but excluding, as provided in the preceding sentence, any loss, liability, claim, damage or expense incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified) arising under any Environmental Law as a result of the past, present or future operations of the Borrower or any of its Subsidiaries (or any predecessor in interest to the Borrower or any of its Subsidiaries), or the past, present or future condition of any site or facility owned, operated or leased at any time by the Borrower or any of its Subsidiaries (or any such predecessor in interest), or any Release or threatened Release of any Hazardous Materials at or from any such site or facility, excluding any such Release or threatened Release that shall occur during any period when the Administrative Agent or any Lender shall be in possession of any such site or facility following the exercise by the Administrative Agent or any Lender of any of its rights and remedies hereunder or under any of the Security Documents, but including any such Release or threatened Release occurring during such period that is a continuation of conditions previously in existence, or of practices employed by the Borrower and its Subsidiaries, at such site or facility.

         12.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         12.06 Assignments and Participations.

                  (a) No Obligor may assign any of its rights or obligations hereunder or under the Notes without the prior consent of all of the Lenders and the Administrative Agent.

                  (b) Each Lender may assign any of its Loans, its Notes and its Commitments (but only with the consent of the Administrative Agent and the Arranger and, in the case of an outstanding Commitment, the Borrower); provided that

                           (i) no such consent by the Borrower, the Administrative Agent or the Arranger shall be required in the case of any assignment (x) to another Lender or (y) under which the Arranger is the assignor or the assignee;

                           (ii) except to the extent the Borrower, the Administrative Agent and the Arranger shall otherwise consent, any such partial assignment (other than to another Lender) shall be in an amount at least equal to $5,000,000;

                           (iii) each such assignment by a Lender of its Revolving Credit Loans, Revolving Credit Note or Revolving Credit Commitment shall be made in such manner so that the same portion of its Revolving Credit Loans, Revolving Credit Note and Revolving Credit Commitment is assigned to the respective assignee; and

                           (iv) each such assignment by a Lender of its Term Loans or Term Loan Commitment shall be made in such manner so that the same portion of its Term Loans and Term Loan Commitment is assigned to the respective assignee provided further that any consent of the Borrower other wise required under this paragraph shall not be required if an Event of Default under clause (h) or (i) of Section 10 has occurred and is continuing. Upon execution and delivery by the assignee to the Borrower and the Administrative Agent of an instrument in writing pursuant to which such assignee agrees to become a "Lender" hereunder (if not already a Lender) having the Commitment(s) and Loans specified in such instrument, and upon consent thereto by the Borrower, the Administrative Agent and the Arranger to the extent required above (such consent, in each case, not to be unreasonably withheld), the assignee shall have, to the extent of such assignment (unless otherwise consented to by the Borrower the Administrative Agent and the Arranger, the obligations, rights and benefits of a Lender hereunder holding the Commitment(s) and Loans (or portions thereof) assigned to it (in addition to the Commitment(s) and Loans, if any, theretofore held by such assignee) and the assigning Lender shall, to the extent of such assignment, be released from the Commitment(s) (or portion(s) thereof) so assigned. Upon each such assignment the assigning Lender shall pay the Administrative Agent an assignment fee of $2,000 provided that no fee shall be payable if the Arranger is the assignor or the assignee pursuant to such assignment.

                  (c) A Lender may sell or agree to sell to one or more other Persons (each a "Participant") a participation in all or any part of any Loans held by it, or in its Commitments, provided that such Participant shall not have any rights or obligations under this Agreement or any Note or any other Loan Document (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreements executed by such Lender in favor of the Participant). All amounts payable by the Borrower to any Lender under Section 5 in respect of Loans held by it and its Commitments shall be determined as if such Lender had not sold or agreed to sell any participations in such Loans and Commitments, and as if such Lender were funding each of such Loans and Commitments in the same way that it is funding the portion of such Loans and Commitments in which no participations have been sold. In no event shall a Lender that sells a participation agree with the Participant to take or refrain from taking any action hereunder or under any other Loan Document except that such Lender may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase or extend the term of such Lender's related Commitment, (ii) extend the date fixed for the payment of principal of or interest on the related Loan or Loans or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon, or any fee hereunder payable to the Participant, to a level below the rate at which the Participant is entitled to receive such interest or fee or (v) consent to any modification, supplement or waiver hereof or of any of the other Loan Documents to the extent that the same, under Section 11.09 or 12.03, requires the consent of each Lender.

                  (d) In addition to the assignments and participations permitted under the foregoing provisions of this Section 12.06, any Lender may (without notice to the Borrower, the Administrative Agent, the Arranger or any other Lender and without payment of any fee) assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank, and such Loans and Notes shall be fully transferrable as provided therein. No such assignment shall release the assigning Lender from its obligations hereunder.

                  (e) A Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants).

                  (f) Anything in this Section 12.06 to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan held by it hereunder to the Borrower or any of its Affiliates or Subsidiaries without the prior consent of each Lender.

                  (g) At the request of any Lender that is not a U.S. Person and is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, the Borrower shall maintain, or cause to be maintained, a register (the "Register") that, at the request of the Borrower, shall be kept by the Administrative Agent on behalf of the Borrower at no charge to the Borrower at the address to which notices to the Administrative Agent are to be sent hereunder, on which it enters the name of such Lender as the registered owner of each Registered Loan held by such Lender. A Registered Loan

(and the Registered Note, if any, evidencing the same) may be assigned or otherwise transferred in whole or in part by registration of such assignment or transfer on the Register (and each Registered Note shall expressly so provide). Any assignment or transfer of all or part of such Loan (and the Registered Note, if any, evidencing the same) may be effected by registration of such assignment or transfer on the Register, together with the surrender of the Registered Note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the holder of such Registered Note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or transfer of any Registered Loan (and the Registered Note, if any, evidencing the same), the Borrower shall treat the Person in whose name such Loan (and the Registered Note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary.

                  (h) The Register shall be available for inspection by the Borrower and any Lender that is a Registered Holder at any reasonable time upon reasonable prior notice.

         12.07 Survival. The obligations of the Borrower under Sections 5.01, 5.05, 5.06 and 12.04, the obligations of each Subsidiary Guarantor under Section 6.03, and the obligations of the Lenders under Section 11.05, shall survive the repayment of the Loans and the termination of the Commitments and, in the case of any Lender that may assign any interest in its Commitment(s) or Loans hereunder, shall survive the making of such assignment, notwithstanding that such assigning Lender may cease to be a "Lender" hereunder. In addition, each representation and warranty made, or deemed to be made by a notice of any Loan, herein or pursuant hereto shall survive the making of such representation and warranty, and no Lender shall be deemed to have waived, by reason of making any Loan hereunder, any Default that may arise by reason of such representation or warranty proving to have been false or misleading in any material respect, notwithstanding that such Lender or the Administrative Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Loan was made.

         12.08 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

         12.09 Governing Law; Submission to Jurisdiction. This Agreement and the Notes shall be governed by, and construed in accordance with, the law of the State of New York. Each Obligor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of the

Supreme Court of the State of New York sitting in New York County (including its Appellate Division), and of any other appellate court in the State of New York, for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Obligor hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         12.10 WAIVER OF JURY TRIAL. EACH OF THE OBLIGORS, THE ADMINISTRATIVE AGENT, THE ARRANGER AND EACH LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         12.11 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                             OBLIGORS

                             INTERNATIONAL TELECOMMUNICATION
                             DATA SYSTEMS, INC.
                             ITDS INTELICOM SERVICES INC.

                             By /s/ Peter L. Masanotti
                                ---------------------------------
                                    Executive Vice President

                             Address for Notices:

                             International Telecommunication Data Systems, Inc. 225 High Ridge Road
                             Stamford, CT 06905

                             Attention: Peter Masanotti, Esq.

                             Telecopier No.: 203-316-4886
                             Telephone No.:  203-321-1300 x259

                                     LENDERS


Revolving Credit Commitment                 LEHMAN COMMERCIAL PAPER INC.
$3,750,000

Term Loan Commitment
$8,750,000

                                            By /s/ Dennis J. Dee
                                               ----------------------------
                                                   Vice President

                                            Lending Office for Base Rate Loans:

                                            Lehman Commercial Paper Inc.
                                            3 World Financial Center
                                            16th Floor
                                            New York, New York 10285


                                            Lending Office for Eurodollar Loans:

                                            Lehman Commercial Paper Inc.
                                            3 World Financial Center
                                            16th Floor
                                            New York, New York 10285


                                            Address for Notices:

                                            Lehman Commercial Paper Inc.
                                            3 World Financial Center
                                            16th Floor
                                            New York, New York 10285

                                            Attention: Michelle Zorn

                                            Telecopier No.:  212-528-7471
                                            Telephone No.:   212-526-8625

Revolving Credit Commitment                 FIRST SOURCE FINANCIAL LLP,
$3,750,000                                  by First Source Financial Inc., its
                                            Agent/Manager

Term Loan Commitment
$8,750,000

                                            By /s/ Gary L. Francis
                                               ----------------------------
                                                   Senior Vice President

                                            Lending Office for Base Rate Loans:

                                            First Source Financial LLP
                                            2850 West Golf Road
                                            Suite 250
                                            Rolling Meadows, IL 60008

                                            Lending Office for Eurodollar Loans:

                                            First Source Financial LLP
                                            2850 West Golf Road
                                            Suite 250
                                            Rolling Meadows, IL 60008

                                            Address for Notices:

                                            First Source Financial LLP
                                            2850 West Golf Road
                                            Suite 250
                                            Rolling Meadows, IL 60008

                                            Attention: Janet Haack

                                            Telecopier No.:  847-734-7912
                                            Telephone No.:   847-734-2053

Revolving Credit Commitment                 FIRST UNION NATIONAL BANK
$3,750,000

Term Loan Commitment
$8,750,000

                                            By /s/ John M. Burlingame
                                               -----------------------------
                                                   Senior Vice President

                                            Lending Office for Base Rate Loans:

                                            First Union National Bank
                                            1 First Union Center
                                            NC-0737
                                            301 South College St
                                            Charlotte, NC 28282


                                            Lending Office for Eurodollar Loans:

                                            First Union National Bank
                                            1 First Union Center
                                            NC-0737
                                            301 South College St
                                            Charlotte, NC 28282

                                            Address for Notices:

                                            First Union National Bank
                                            1 First Union Center
                                            NC-0737
                                            301 South College St
                                            Charlotte, NC 28282

                                            Attention: Thomas Lauer

                                            Telecopier No.:  704-374-3300
                                            Telephone No.:   704-383-4993

Revolving Credit Commitment                 FLEET NATIONAL BANK
$3,750,000

Term Loan Commitment
$8,750,000

                                            By /s/ Fred Meagher
                                               -------------------------------
                                                   Vice President

                                            Lending Office for Base Rate Loans:

                                            One Landmark Square
                                            2nd Floor
                                            Stamford, CT 06901

                                            Lending Office for Eurodollar Loans:

                                            One Landmark Square
                                            2nd Floor
                                            Stamford, CT 06901

                                            Address for Notices:

                                            One Landmark Square
                                            2nd Floor
                                            Stamford, CT 06901

                                            Attention: Rick McKeough

                                            Telecopier No.: 203-964-4850
                                            Telephone No.:  203-964-4828

Revolving Credit Commitment                 PNC BANK, NATIONAL ASSOCIATION
$3,750,000

Term Loan Commitment
$8,750,000

                                            By /s/ Thomas A. Coates
                                               ---------------------------
                                                   Vice President

                                            Lending Office for Base Rate Loans:

                                            PNC Bank
                                            1600 Market Street
                                            21st Floor
                                            Philadelphia, PA 19103

                                            Lending Office for Eurodollar Loans:

                                            PNC Bank
                                            1600 Market Street
                                            21st Floor
                                            Philadelphia, PA 19103

                                            Address for Notices:

                                            PNC Bank
                                            1600 Market Street
                                            21st Floor
                                            Philadelphia, PA 19103

                                            Attention:

                                            Telecopier No.: 215-585-8680
                                            Telephone No.:  215-585-6466

Revolving Credit Commitment              SKANDINAVISKA ENSKILDA BANKEN AB
$3,000,000                               (PUBL.), NEW YORK BRANCH

Term Loan Commitment
$7,000,000

                                         By /s/ Sverker Johansson
                                            -------------------------------
                                                Vice President

                                         By /s/ Philip Montemurro, Jr.
                                            -------------------------------
                                                Vice President

                                         Lending Office for Base Rate Loans:

                                         Skandinaviska Enskilda Banken AB
                                         (Publ.), New York Branch
                                         245 Park Avenue
                                         New York, NY 10167

                                         Lending Office for Eurodollar Loans:

                                         Skandinaviska Enskilda Banken AB
                                         (Publ.), New York Branch
                                         245 Park Avenue
                                         New York, NY 10167

                                         Address for Notices:

                                         Skandinaviska Enskilda Banken AB
                                         (Publ.), New York Branch
                                         245 Park Avenue
                                         New York, NY 10167

                                         Attention: Anthony Johnson/Donald Scott

                                         Telecopier No.:  212-370-1709
                                         Telephone No.:  212-907-4700

Revolving Credit Commitment                BHF-BANK AKTIENGESELLSCHAFT
$3,000,000

Term Loan Commitment
$7,000,000

                                           By /s/ Linda Pace
                                              ---------------------------
                                                  Vice President

                                           By /s/ Ralph Della Rocca
                                              ---------------------------
                                                  Assistant Treasurer

                                           Lending Office for Base Rate Loans:

                                           BHF-Bank
                                           590 Madison Avenue
                                           New York, NY 10022

                                           Lending Office for Eurodollar Loans:

                                           BHF-Bank
                                           590 Madison Avenue
                                           New York, NY 10022

                                           Address for Notices:

                                           BHF-Bank
                                           590 Madison Avenue
                                           New York, NY 10022

                                           Attention: Sharon Fong

                                           Telecopier No.: 212-756-5536
                                           Telephone No.:  212-756-5503

Revolving Credit Commitment                 BANKBOSTON, N.A.
$3,000,000

Term Loan Commitment
$7,000,000

                                            By /s/ Richard J. Klouda
                                               -----------------------------
                                                   Director

                                            Lending Office for Base Rate Loans:

                                            BankBoston, N.A.
                                            1 Landmark Square
                                            Stamford, CT 06901

                                            Lending Office for Eurodollar Loans:

                                            BankBoston, N.A.
                                            1 Landmark Square
                                            Stamford, CT 06901

                                            Address for Notices:

                                            BankBoston, N.A.
                                            1 Rustcraft Road
                                            Dedham, MA 02026

                                            Attention: Joan La Fleur

                                            Telecopier No.:  781-467-2167
                                            Telephone No.:   781-467-2275

Revolving Credit Commitment                LASALLE NATIONAL BANK
$2,100,000

Term Loan Commitment
$4,900,000

                                           By /s/ John C. Thurston
                                              ----------------------------
                                                  Assistant Vice President

                                           Lending Office for Base Rate Loans:

                                           135 South LaSalle
                                           Suite #240
                                           Chicago, IL 60603

                                           Lending Office for Eurodollar Loans:

                                           135 South LaSalle
                                           Suite #240
                                           Chicago, IL 60603

                                           Address for Notices:

                                           135 South LaSalle
                                           Suite #240
                                           Chicago, IL 60603

                                           Attention: Patricia Wright

                                           Telecopier No.: 312-904-6225
                                           Telephone No.:  312-904-7748

FIRST UNION NATIONAL BANK,
         as Administrative Agent

By /s/ John M. Burlingame
   --------------------------
       Senior Vice President

Address for Notices to the Administrative Agent:

First Union National Bank
Agency Services
1 First Union Center
NC-0608
301 South College St
Charlotte, NC 28282

Attention: Kevin Stephens

Telecopier No.:  704-383-0288
Telephone No.:   704-383-0530

                                             LEHMAN COMMERCIAL PAPER INC.,
                                                 as Arranger



                                             By /s/ Dennis J. Dee
                                                ----------------------------
                                                    Authorized Signatory

                                             Address for Notices:

                                             Lehman Commercial Paper Inc.
                                             3 World Financial Center
                                             16th Floor
                                             New York, New York 10285

                                             Attention: Michelle Zorn

                                             Telecopier No.:  212-528-7471
                                             Telephone No.:  212-526-8625

 SCHEDULE I

                          Material Agreements and Liens
                          -----------------------------

         [See Section 8.16, Section 9.06(b) and Section 9.07(b)]

ITDS

Part A - Material Agreements

         First Union Bank Letter of Credit for approximately $250,000

Part B - Liens

         UCC filings for Leased Equipment

         First Union Bank Letter of Credit for approximately $250,000

Intelicom

Part A - Material Agreements

         None

Part B - Liens

         UCC filings for Leased Equipment

SCHEDULE II

                             Restrictive Agreements
                             ----------------------


ITDS

None

Intelicom

None

SCHEDULE III

                          Subsidiaries and Investments
                          ----------------------------

                     [See Section 8.17 and Section 9.08(a)]

ITDS

Part A - Subsidiaries

         ITDS Ltda, a Brazilian Limited Liability Company. MDS, Inc. holds a 99% quota and ITDS Holding Company LLC holds a 1% quota.

         MDS, Inc., a Delaware corporation. The Borrower holds 100% of the issued and outstanding capital stock.

         ITDS Holding Company LLC, a Delaware Limited Liability Company. The sole member is MDS, Inc.

         ITDS Intelicom Services, Inc., a Delaware corporation. The Borrower holds 100% of the issued and outstanding capital stock upon the closing of the Acquisition.

Part B - Investments

         Approximately $35,000,000 brokered through Lehman Brothers of which approximately $25,000,000 is held in overnight treasuries and approximately $10,000,000 is held in bank deposits.

Intelicom

Part A - Subsidiaries

         None

Part B - Investments

         None

SCHEDULE IV

                              Capital Expenditures
                              --------------------

                              [See Section 9.10(d)]


                   Period                                        Amount
--------------------------------------------------   --------------------------

From the Closing Date through December 31,                    $7,500,000
1998

From January 1, 1999 through December 31,                     $7,500,000
1999

Per annum amount for each calendar year                       $5,000,000
thereafter

EXHIBIT A-1


                         [Form of Revolving Credit Note]

                                 PROMISSORY NOTE


$_____________________
March 18, 1998
New York, New York

         FOR VALUE RECEIVED, INTERNATIONAL TELECOMMUNICATION DATA SYSTEMS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to __________________ (the "Lender") [or registered assigns],(1) for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of First Union National Bank at Agency Services, 1 First Union Center, NC-0608, 301 South College St, Charlotte, NC 28282, the principal sum of _______________ Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Credit Loans made by the Lender to the Borrower under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Revolving Credit Loan, at such office, in like money and funds, for the period commencing on the date of such Revolving Credit Loan until such Revolving Credit Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

                  [This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the register maintained for such purpose by or on behalf of the Borrower as provided in
Section 12.06(g) of the Credit Agreement.]

                  The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Revolving Credit Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing

--------
     (1) Bracketed language to be inserted into Registered Notes under the Credit Agreement or hereunder in respect of the Revolving Credit Loans made by the Lender.

                  This Note is one of the Revolving Credit Notes [(constituting a Registered Note)] referred to in the Amended and Restated Credit Agreement dated as of March 18, 1998 (as modified and supplemented and in effect from time to time, the "Credit Agreement") between the Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto (including the Lender), First Union National Bank as Administrative Agent and Lehman Commercial Paper Inc. as Arranger, and evidences Revolving Credit Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

                  The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

                  Except as permitted by Section 12.06 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

                  This Note shall be governed by, and construed in accordance with, the law of the State of New York.


                                     INTERNATIONAL TELECOMMUNICATION
                                     DATA SYSTEMS, INC.



                                     By
                                        -----------------------------------
                                        Title:

                       SCHEDULE OF REVOLVING CREDIT LOANS

         This Note evidences Revolving Credit Loans made, Continued or Converted under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, Continuations, Conversions and prepayments of principal set forth below:



   Date, Made                                                                                 Amount
  Continued or                                                                                 Paid,            Unpaid
    Notation          Principal                                           Duration of         Prepaid,         Principal
    Converted         Amount of                                           Interest          Continued or         Amount
       By               Loan          Type of Loan     Interest Rate       Period            Converted           Made By
--------------    --------------    --------------    --------------    --------------     -------------      --------------


EXHIBIT A-2


                            [Form of Term Loan Note]

                                 PROMISSORY NOTE


$_______________
March 18, 1998
New York, New York


         FOR VALUE RECEIVED, INTERNATIONAL TELECOMMUNICATION DATA SYSTEMS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to __________________ (the "Lender") [or registered assigns](2), for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of First Union National Bank at Agency Services, 1 First Union Center, NC-0608, 301 South College St, Charlotte, NC 28282, the principal sum of _______________ Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Term Loans made by the Lender to the Borrower under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Term Loan, at such office, in like money and funds, for the period commencing on the date of such Term Loan until such Term Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         [This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the register maintained for such purpose by or on behalf of the Borrower as provided in Section 12.06(g) of the Credit Agreement.]

         The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Term Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Term Loans made by the Lender.

-------------
     (2)   Bracketed language to be inserted into Registered Notes

         This Note is one of the Term Loan Notes [(constituting a Registered
Note)] referred to in the Amended and Restated Credit Agreement dated as of March 18, 1998 (as modified and supplemented and in effect from time to time, the "Credit Agreement") between the Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto (including the Lender), First Union National Bank as Administrative Agent and Lehman Commercial Paper Inc. as Arranger, and evidences Term Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

         The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Term Loans upon the terms and conditions specified therein.

         Except as permitted by Section 12.06 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

         This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                        INTERNATIONAL TELECOMMUNICATION
                                        DATA SYSTEMS, INC.



                                        By
                                           ----------------------------
                                           Title:

                             SCHEDULE OF TERM LOANS


         This Note evidences Term Loans made, Continued or Converted under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, Continuations, Conversions and prepayments of principal set forth below:




   Date, Made                                                                           Amount
  Continued or                                                                           Paid,            Unpaid
    Notation          Principal                                       Duration of       Prepaid,         Principal
    Converted         Amount of        Type of        Interest         Interest       Continued or         Amount
       By               Loan             Loan           Rate            Period         Converted           Made By
--------------    --------------    -------------- --------------   --------------   -------------      --------------


EXHIBIT B

                    [Form of Guarantee Assumption Agreement]

                         GUARANTEE ASSUMPTION AGREEMENT

         GUARANTEE ASSUMPTION AGREEMENT dated as of ___________, _____ by [NAME OF ADDITIONAL SUBSIDIARY GUARANTOR], a ________ corporation (the "Additional Subsidiary Guarantor"), in favor of First Union National Bank, as administrative agent for the lenders or other financial institutions or entities party as "Lenders" to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Administrative Agent").

         International Telecommunication Data Systems, Inc., a Delaware corporation, the Subsidiary Guarantors referred to therein and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of March 18, 1998 (as modified and supplemented and in effect from time to time, the "Credit Agreement").

         Pursuant to Section 9.17(a) of the Credit Agreement, the Additional Subsidiary Guarantor hereby agrees to become a "Subsidiary Guarantor" for all purposes of the Credit Agreement, and a "Debtor" for all purposes of the Security Agreement. Without limiting the foregoing, the Additional Subsidiary Guarantor hereby, jointly and severally with the other Subsidiary Guarantors, guarantees to each Lender, the Administrative Agent, LCPI and the Arranger and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all Guaranteed Obligations (as defined in Section 6.01 of the Credit Agreement) in the same manner and to the same extent as is provided in Section 6 of the Credit Agreement. In addition, the Additional Subsidiary Guarantor hereby makes the representations and warranties set forth (i) in Sections 8.01, 8.02, 8.04, 8.07, 8.08, 8.09, 8.10, 8.11, 8.12, 8.13, 8.14 and 8.15 of the Credit Agreement, and
in Section 2 of the Security Agreement, with respect to itself and its obligations under this Agreement, as if each reference in said Sections to the Basic Documents included reference to this Agreement, (ii) in Sections 8.16 and
8.17 of the Credit Agreement with respect to the supplements to Schedules I and III to the Credit Agreement attached hereto as Appendix A and (iii) in Section 2 of the Security Agreement with respect to the supplements to Annexes 1 through 6 to the Security Agreement attached hereto as Appendix B. The Additional Subsidiary Guarantor hereby agrees to take promptly such action (including, without limitation, delivering such shares of stock, executing and delivering such Uniform Commercial Code financing statements) as shall be necessary to create and perfect valid and enforceable first priority Liens on substantially all of its personal Property as collateral security for its obligations under the Credit Agreement.

         IN WITNESS WHEREOF, the Additional Subsidiary Guarantor has caused this Guarantee Assumption Agreement to be duly executed and delivered as of the day and year first above written.

                                      [ADDITIONAL SUBSIDIARY GUARANTOR]


                                      By
                                         ------------------------------
                                         Title:


Accepted and agreed:

FIRST UNION NATIONAL BANK,
   as Administrative Agent



By:
   -------------------------------
       Title:

Appendix A to Guarantee Assumption Agreement

Supplement to Schedule I of the Credit Agreement (Material Agreements and
Liens):

Part A:

Part B:


Supplement to Schedule III of the Credit Agreement (Subsidiaries and
Investments):

Part A:

Part B:

Appendix B to Guarantee Assumption Agreement

Supplement to Annex 1 of the Security Agreement


                                  PLEDGED STOCK
                                  -------------

              [See Section 2(b) and (c) of the Security Agreement.]


[NAME OF OBLIGOR]


Issuer                             Certificate Nos.              Registered               Number of Shares
------                             ----------------              ----------               ----------------
                                                                 Owner
                                                                 -----

[Issuer #1]                        ________                      ________                 ________ shares
of

[common/preferred]

[$________]
[Issuer #2]                        ________                      ________                 ________ shares
of

[common/preferred]                                                                        stock, [no] par
                                                                                          value
[$________]
[Issuer #3]                        ________                      ________                 ________ shares
of

[common/preferred]                                                                        stock, [no] par
                                                                                          value
[$________]


      Supplement to Annex 2 to the Security Agreement



                 LIST OF COPYRIGHTS, COPYRIGHT REGISTRATIONS AND
                    APPLICATIONS FOR COPYRIGHT REGISTRATIONS

                  [See Section 2(d) of the Security Agreement.]


[Complete for each Obligor:]

[NAME OF OBLIGOR]
-----------------


Title              Date File            Registration No.         Effective Date
-----              ---------            ----------------         --------------

     Supplement to Annex 3 to the Security Agreement




                     LIST OF PATENTS AND PATENT APPLICATIONS

                  [See Section 2(d) of the Security Agreement.]


[Complete for each Obligor:]

[NAME OF OBLIGOR]
-----------------


File           Patent             Country           Registration No.       Date
----           ------             -------           ----------------       ----

     Supplement to Annex 4 to the Security Agreement




                LIST OF TRADE NAMES, TRADEMARKS, SERVICES MARKS,
                  TRADEMARK AND SERVICE MARK REGISTRATIONS AND
            APPLICATIONS FOR TRADEMARK AND SERVICE MARK REGISTRATIONS


                  [See Section 2(d) of the Security Agreement.]


                                 U.S. Trademarks
                                 ---------------


[Complete for each Obligor:]

[NAME OF OBLIGOR]
-----------------


                             Application (A)
                             Registration (R)                  Registration
Mark                         or Series No. (S)                 or Filing Date
----                         -----------------                 --------------

                               Foreign Trademarks
                               ------------------


[Complete for each Obligor:]

[NAME OF OBLIGOR]
-----------------


                    Application (A)                              Registration or
Mark                Registration (R)           Country           Filing Date (F)
----                ----------------           -------           ---------------

      Supplement to Annex 5 to the Security Agreement




                LIST OF CONTRACTS, LICENSES AND OTHER AGREEMENTS

            [See Section 2(d), (e) and (f) of the Security Agreement]


[Complete for each Obligor:]

[NAME OF OBLIGOR]
-----------------

     Supplement to Annex 6 to the Security Agreement




                                LIST OF LOCATIONS

                  [See Section 5.07 of the Security Agreement.]


[Complete for each Obligor:]

[NAME OF OBLIGOR]
-----------------

                                    EXHIBIT C

                                    EXHIBIT C
                                    ---------
                                       to
                      Amended and Restated Credit Agreement
                           dated as of March 18, 1998
                                  by and among
               International Telecommunications Data Systems Inc.
                            the Lenders party thereto
                         Lehman Commercial Paper Inc. as
                                       and
                  First Union National Bank of North Carolina,
                             as Administrative Agent

                          NOTICE OF ACCOUNT DESIGNATION
                          -----------------------------

                                  Dated _______


First Union National Bank
  of North Carolina
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina 28233-0608

Ladies and Gentlemen:

         This Notice of Account Designation is delivered to you by International Telecommunication Data Systems Inc. (the "Borrower"), a corporation organized under the laws of Delaware, under Section [4.05/7.01] of the Amended and Restated Credit Agreement dated as of March 18, 1998, (as amended, restated or otherwise modified, the "Credit Agreement") by and among the Borrower, the Lenders party thereto, Lehman Commercial Paper Inc. as Arranger and First Union National Bank of North Carolina, Account Administrative as Agent.

         The Agent is hereby authorized to disburse all Loan proceeds into the following account(s):

                                               [Insert name of bank/
                                               ABA Routing Number/
                                               and Account Number]

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Account Designation this __ day of __________, 19__.


[CORPORATE SEAL]                               ---------------------------------


                                               By:
                                                   -----------------------------
                                                    Name:
                                                          ----------------------
                                                    Title:
                                                          ----------------------